EXHIBIT 99.1


                                 CMBS NEW ISSUE
                              COLLATERAL TERM SHEET

                            ------------------------

                                  $960,993,000
                       (APPROXIMATE OFFERED CERTIFICATES)

                                 $1,384,271,380
                     (APPROXIMATE TOTAL COLLATERAL BALANCE)

                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2

                            ------------------------

                      GENERAL ELECTRIC CAPITAL CORPORATION
                              BANK OF AMERICA, N.A.
                       GERMAN AMERICAN CAPITAL CORPORATION
                            AS MORTGAGE LOAN SELLERS

                            ------------------------

----------------------------------------------------------------------------------------------------------------------------
                        INITIAL PASS-                                                       PRINCIPAL
         APPROX. SIZE      THROUGH               RATINGS           SUBORDINATION     WAL     WINDOW      ASSUMED FINAL
 CLASS      (FACE)           RATE       (FITCH / MOODY'S / DBRS)       LEVELS      (YRS.)     (MO.)    DISTRIBUTION DATE
----------------------------------------------------------------------------------------------------------------------------
   A-1  $109,879,000          %                AAA/AAA/AAA           15.500%         3.50        1-60      APRIL 10, 2009
----------------------------------------------------------------------------------------------------------------------------
   A-2  $ 97,051,000          %                AAA/AAA/AAA           15.500%         5.90       60-81     JANUARY 10, 2011
----------------------------------------------------------------------------------------------------------------------------
   A-3  $ 75,000,000          %                AAA/AAA/AAA           15.500%         7.99       81-113   SEPTEMBER 10, 2013
----------------------------------------------------------------------------------------------------------------------------
   A-4  $578,704,000          %                AAA/AAA/AAA           15.500%         9.73      113-119     MARCH 10, 2014
----------------------------------------------------------------------------------------------------------------------------
    B   $ 41,528,000          %                 AA/AA2/AA            12.500%         9.88      119-119     MARCH 10, 2014
----------------------------------------------------------------------------------------------------------------------------
    C   $ 17,303,000          %              AA-/AA3/AA(LOW)         11.250%         9.88      119-119     MARCH 10, 2014
----------------------------------------------------------------------------------------------------------------------------
    D   $ 25,955,000          %                  A/A2/A               9.375%         9.88      119-119     MARCH 10, 2014
----------------------------------------------------------------------------------------------------------------------------
    E   $ 15,573,000          %               A-/A3/A(LOW)            8.250%         9.88      119-119     MARCH 10, 2014
----------------------------------------------------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                          DEUTSCHE BANK SECURITIES
Co-Lead and Joint Bookrunning Manager      Co-Lead and Joint Bookrunning Manager



CITIGROUP                           JPMORGAN                 MERRILL LYNCH & CO.

Co-Manager                         Co-Manager                        Co-Manager


                                                                  March 30, 2004


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2

TRANSACTION FEATURES
--------------------
>    Sellers:

-----------------------------------------------------------------------------------------
                                                  NO. OF      CUT-OFF DATE
                    SELLERS                        LOANS       BALANCE ($)      % OF POOL
-----------------------------------------------------------------------------------------
        General Electric Capital Corporation         89        862,539,282         62.3
        Bank of America, N.A.                        21        282,411,418         20.4
        German American Capital Corporation          11        239,320,681         17.3
-----------------------------------------------------------------------------------------
        TOTAL:                                      121      1,384,271,380        100.0
-----------------------------------------------------------------------------------------

>    Loan Pool:
     o    Average Cut-off Date Balance: $11,440,259
     o Largest Mortgage Loan or cross-collateralized Loan Group by Cut-off Date Balance: $95,000,000 (Shadow Rated AA/AA3/AAA/AAA by Fitch, Moody's, DBRS and S&P)
     o Five largest and ten largest loans or cross-collateralized loan groups: 25.1% and 35.5% of pool, respectively

>    Credit Statistics:
     o    Weighted average underwritten DSCR of 1.50x
     o Weighted average cut-off date LTV ratio of 69.2%; weighted average balloon LTV ratio of 59.2%

>    Property Types:

[GRAPHIC OMITTED]



  34.9%      21.6%      17.6%      8.0%       7.6%     6.1%      3.8%      0.4%

                               Manufactured   Mixed    Self
 Retail  Multifamily   Office     Housing      Use    Storage  Industrial  Hotel



>  Call Protection: (as applicable)
   o 97.1% of the pool (Cut-off Date Balance) has a lockout period ranging from 24 to 42 payments from origination, then defeasance.
   o 2.9% of the pool (Cut-off Date Balance) has a lockout period ranging from 38 to 60 payments from origination, then yield maintenance.

> Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG.



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2

OFFERED CERTIFICATES
--------------------

---------------------------------------------------------------------------
                INITIAL CLASS
             CERTIFICATE BALANCE    SUBORDINATION           RATINGS
   CLASS    OR NOTIONAL AMOUNT(1)       LEVELS      (FITCH / MOODY'S/DBRS)
---------------------------------------------------------------------------
   A-1(4)       $109,879,000            15.500%           AAA/Aaa/AAA
---------------------------------------------------------------------------
   A-2(4)       $ 97,051,000            15.500%           AAA/Aaa/AAA
---------------------------------------------------------------------------
   A-3(4)       $ 75,000,000            15.500%           AAA/Aaa/AAA
---------------------------------------------------------------------------
   A-4(4)       $578,704,000            15.500%           AAA/Aaa/AAA
---------------------------------------------------------------------------
      B         $ 41,528,000            12.500%            AA/Aa2/AA
---------------------------------------------------------------------------
      C         $ 17,303,000            11.250%         AA-/Aa3/AA(low)
---------------------------------------------------------------------------
      D         $ 25,955,000             9.375%             A/A2/A
---------------------------------------------------------------------------
      E         $ 15,573,000             8.250%          A-/A3/A(low)
---------------------------------------------------------------------------




---------------------------------------------------------------------------------------
                                                  ASSUMED FINAL          INITIAL
                AVERAGE         PRINCIPAL         DISTRIBUTION        PASS-THROUGH
   CLASS    LIFE (YRS.)(2)   WINDOW (MO.)(2)         DATE(2)        RATE (APPROX.)(3)
---------------------------------------------------------------------------------------
   A-1(4)         3.50           1-60           April 10, 2009             %
---------------------------------------------------------------------------------------
   A-2(4          5.90           60-81         January 10, 2011            %
---------------------------------------------------------------------------------------
   A-3(4)         7.99           81-113       September 10, 2013           %
---------------------------------------------------------------------------------------
   A-4(4)         9.73          113-119         March 10, 2014             %
---------------------------------------------------------------------------------------
      B           9.88          119-119         March 10, 2014             %
---------------------------------------------------------------------------------------
      C           9.88          119-119         March 10, 2014             %
---------------------------------------------------------------------------------------
      D           9.88          119-119         March 10, 2014             %
---------------------------------------------------------------------------------------
      E           9.88          119-119         March 10, 2014             %
---------------------------------------------------------------------------------------

PRIVATE CERTIFICATES (5)
------------------------


---------------------------------------------------------------------------------
                 INITIAL CLASS
              CERTIFICATE BALANCE    SUBORDINATION            RATINGS
   CLASS     OR NOTIONAL AMOUNT(1)       LEVELS      (FITCH / MOODY'S / DBRS)
---------------------------------------------------------------------------------
    X-1(6)     $1,384,271,380            N/A                 AAA/Aaa/AAA
---------------------------------------------------------------------------------
    X-2(6)              TBD              N/A                AAA/Aaa/AAA
---------------------------------------------------------------------------------
   A-1A(4)     $ 309,075,000           15.500%                AAA/Aaa/AAA
---------------------------------------------------------------------------------
      F        $  19,034,000            6.875%           BBB+/Baa1/BBB (high)
---------------------------------------------------------------------------------
      G        $  17,304,000            5.625%               BBB/Baa2/BBB
---------------------------------------------------------------------------------
      H        $  19.033,000            4.250%            BBB-/Baa3/BBB(low)
---------------------------------------------------------------------------------
      J        $  10,382,000            3.500%             BB+/Ba1/BB(high)
---------------------------------------------------------------------------------
      K        $   8,652,000            2.875%                 BB/Ba2/BB
---------------------------------------------------------------------------------
      L        $   6,921,000            2.375%              BB-/Ba3/BB(low)
---------------------------------------------------------------------------------
      M        $   5,191,000            2.000%               B+/B1/B(high)
---------------------------------------------------------------------------------
      N        $   5,191,000            1.625%                  NR/B2/B
---------------------------------------------------------------------------------
      O        $   3,461,000            1.375%               NR/B3/B(low)
---------------------------------------------------------------------------------
      P        $  19,034,380            0.000%                 NR/NR/NR
---------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
                                                   ASSUMED FINAL          INITIAL
                 AVERAGE          PRINCIPAL         DISTRIBUTION       PASS-THROUGH
   CLASS     LIFE (YRS.)(2)   WINDOW (MO.) (2)        DATE(2)        RATE (APPROX.)(3)
---------------------------------------------------------------------------------------
    X-1(6)         NA                N/A         February 10, 2019          %
---------------------------------------------------------------------------------------
    X-2(6)         NA                N/A                N/A                 %
---------------------------------------------------------------------------------------
   A-1A(4)        7.37             1-119          March 10, 2014            %
---------------------------------------------------------------------------------------
      F           9.93            119-120         April 10, 2014            %
---------------------------------------------------------------------------------------
      G           9.97            120-120         April 10, 2014            %
---------------------------------------------------------------------------------------
      H           9.97            120-120         April 10, 2014            %
---------------------------------------------------------------------------------------
      J           9.97            120-120         April 10, 2014            %
---------------------------------------------------------------------------------------
      K           9.97            120-120         April 10, 2014            %
---------------------------------------------------------------------------------------
      L           9.97            120-120         April 10, 2014            %
---------------------------------------------------------------------------------------
      M           9.97            120-120         April 10, 2014            %
---------------------------------------------------------------------------------------
      N           9.97            120-120         April 10, 2014            %
---------------------------------------------------------------------------------------
      O           9.97            120-120         April 10, 2014            %
---------------------------------------------------------------------------------------
      P          10.71            120-178       February 10, 2019           %
---------------------------------------------------------------------------------------

Notes:

(1)  Subject to a permitted variance of plus or minus 10%.

(2) Based on the structuring assumptions, assuming 0% CPR, described in the Prospectus Supplement.

(3) The Class A-1, A-2, A-3, A-4 and A-1A Certificates will each accrue interest at a fixed rate. The Class B, C, D, E, F, G and H Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage interest rate, (iii) a rate equal to the weighted average net mortgage interest rate less a specified percentage or (iv) a rate equal to the weighted average net mortgage interest rate. The Class J, Class K, Class L, Class M, Class N, Class O and Class P certificates will each accrue interest at either (i) a fixed rate or (ii) a fixed rate subject to a cap at the weighted average net mortgage interest rate. The aggregate of interest accrued on the Class X-1 and Class X-2 certificates will generally be equal to interest accrued on the stated principal balance of the mortgage loans at the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans determined without regard to any reductions in the interest rates on the mortgage loans resulting from modification of the mortgage loans (in each case converted, if necessary, to a rate expressed on the basis of a 360-day year consisting of twelve 30-day months), over (2) the weighted average of the pass-through rates of the other certificates, as the described in the Prospectus Supplement.

(4) For purposes of making distributions to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-1A certificates, the pool of mortgage loans will be deemed to consist of two distinct loan groups, Loan Group 1 and Loan Group 2. Loan Group 1 will consist of 88 mortgage loans, representing approximately 77.7% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date. Loan Group 2 will consist of 33 mortgage loans, representing approximately 22.3% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date. Loan Group 2 will include approximately 87.8% of all the mortgage loans secured by multifamily properties and approximately 42.0% of all the mortgage loans secured by manufactured housing properties.

     Generally, the Class A-1, Class A-2, Class A-3 and Class A-4 certificates will only be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in Loan Group 1 until the certificate principal balance of the Class A-1A certificates has been reduced to zero, and the Class A-1A certificates will only be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in Loan Group 2 until the certificate principal balance of the Class A-4 certificates has been reduced to zero. However, on and after any distribution date on which the certificate principal balances of the Class B through Class P certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of mortgage loans will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-1A certificates, pro rata.

(5) Certificates to be offered privately pursuant to Rule 144A and Regulation S.

(6) One of the properties referred to in the Prospectus Supplement as the AFR/Bank of America Portfolio Mortgage Loan, secures a subordinate note. and the PPL Component Mortgage Loan includes related subordinate components. The Class X Certificates were structured assuming that such subordinate note and components would absorb any loss prior to the related senior note or component. For more information regarding these loans, see "Description of the Mortgage Pool -- The AFR/Bank of America Portfolio Mortgage Loan" "-- The PPL Component Mortgage Loan" in the Prospectus Supplement.





This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2

I.   ISSUE CHARACTERISTICS
--------------------------


     ISSUE TYPE:                    Public: Classes A-1, A-2, A-3, A-4, B, C, D and E (the "Offered Certificates").

                                    Private (Rule 144A, Regulation S): Classes X-1, X-2, A-1A, F, G, H, J, K, L, M, N, O and P.

     SECURITIES OFFERED:            $1,384,271,380 monthly pay, multi-class, sequential pay commercial mortgage
                                    REMIC Pass-Through Certificates, consisting of eight fixed-rate principal and interest classes (Classes A-1, A-2, A-3, A-4, B, C, D and E).

     MORTGAGE POOL:                 The Mortgage Pool consists of 121 Mortgage Loans with an aggregate balance as of the Cut-off Date of $1,384,271,380. The Mortgage Loans are secured by 293 properties located throughout 34 states. The Mortgage Pool will be deemed to consist of two loan groups ("Loan Group 1" and "Loan Group 2"). Loan Group 1 will consist of (i) seventy-nine of the Mortgage Loans that are not secured by
                                    Mortgaged Properties that are multifamily properties and/or manufactured housing properties and (ii) nine Mortgage Loans that are secured by Mortgaged
                                    Properties including four multifamily properties and five manufactured housing properties. Loan Group 1 is expected to consist of 88 Mortgage Loans, with an aggregate balance as of the Cut-off Date of $1,075,195,438. Loan Group 2 will consist of 29 Mortgage Loans that are secured by Mortgaged Properties that are multifamily properties and four Mortgage Loans that are secured by Mortgaged
                                    Properties that are manufactured housing properties. Loan Group 2 is expected to consist of 33 Mortgage Loans, with an aggregate balance as of the Cut-off
                                    Date of $309,075,942.

     SELLERS:                       General Electric Capital Corporation (GECC); Bank of America, N.A. (BOFA) and
                                    German American Capital Corporation (GACC).

     CO-LEAD BOOKRUNNING MANAGERS:  Banc of America Securities LLC and Deutsche Bank Securities Inc.

     CO-MANAGERS:                   Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce,
                                    Fenner & Smith, Inc.

     MASTER SERVICER:               Wachovia Bank, National Association

     SPECIAL SERVICER:              Lennar Partners, Inc., for all Mortgage Loans other than the AFR/Bank of
                                    America Portfolio Mortgage Loan; Midland Loan Services, Inc., for the AFR/Bank
                                    of America Portfolio Mortgage Loan.

     TRUSTEE:                       LaSalle Bank National Association

     FISCAL AGENT:                  ABN AMRO Bank N.V.

     CUT-OFF DATE:                  April 1, 2004

     EXPECTED CLOSING DATE:         On or about April   , 2004.

     DISTRIBUTION DATES:            The 10th day of each month or, if such 10th day is not a business day, the business day immediately following such 10th day, beginning in May 2004.

     MINIMUM DENOMINATIONS:         $10,000 for the Offered Certificates and in multiples of $1 thereafter.

     SETTLEMENT TERMS:              DTC, Euroclear and Clearstream, same day funds, with accrued interest.

     ERISA/SMMEA STATUS:            Classes A-1, A-2, A-3, A-4, B, C, D and E are expected to be ERISA eligible. No
                                    Class of Certificates is SMMEA eligible.

     RATING AGENCIES:               The Offered Certificates will be rated by Fitch, Inc., Moody's Investors
                                    Service, Inc. and Dominion Bond Rating Service Limited.

     RISK FACTORS:                  THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY NOT BE SUITABLE FOR ALL
                                    INVESTORS. SEE THE "RISK FACTORS" SECTION OF THE PROSPECTUS SUPPLEMENT AND THE
                                    "RISK FACTORS" SECTION OF THE PROSPECTUS.



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2

II.  STRUCTURE CHARACTERISTICS
     -------------------------

The Class A, B, C, D, E, F, G, H, J, K, L, M, N, O and P Certificates are multi-class, sequential-pay REMIC pass-through certificates, which pay monthly distributions. Among the Class A Certificates, Class A-1, A-2, A-3 and A-4 generally receive distributions from Loan Group 1 until Class A1-A has been reduced to zero. Class A-1A generally receives distributions from Loan Group 2 until Class A-4 has been reduced to zero. The Class B, C, D, E, F, G and H Certificates will accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage interest rate, (iii) a rate equal to the weighted average net mortgage interest rate less a specified percentage or (iv) a rate equal to the weighted average net mortgage interest rate. The Class J, Class K, Class L, Class M, Class N, Class O and Class P certificates on each distribution date will each accrue interest at either (i) a fixed rate or (ii) a fixed rate subject to a cap at the weighted average net mortgage interest rate. The Class X-1 and X-2 Certificates will accrue interest at a variable rate.



[GRAPHIC OMITTED]


                                            Class X-1(1), X-2(1)
              Class A-1(2)      AAA/Aaa/AAA                     $109.9MM
                                   [ ]%

              Class A-2(2)      AAA/Aaa/AAA                      $97.1MM
                                   [ ]%

              Class A-3(2)      AAA/Aaa/AAA                      $75.0MM
                                   [ ]%

              Class A-4(2)      AAA/Aaa/AAA                     $578.7MM
                                   [ ]%

              Class A-1A(1)(2)  AAA/Aaa/AAA                     $309.1MM
                                   [ ]%

              Class B           AA/Aa2/AA                        $41.5MM
                                   [ ]%

              Class C           AA-/Aa3/AA(low)                  $17.3MM
                                   [ ]%

              Class D           A/A2/A                           $26.0MM
                                   [ ]%

              Class E          A-/A3/A(low)                      $15.6MM
                                   [ ]%

              Class F(1)       BBB+/Baa1/BBB(high)               $17.3MM
                                   [ ]%

              Class G(1)       BBB/Baa2/BBB                      $19.0MM
                                   [ ]%

              Class H(1)       BBB-/Baa3/BBB(low)                $19.0MM
                                   [ ]%

              Class J(1)       BB+/Ba1/BB(high)                  $10.4MM
                                   [ ]%

              Class K(1)        BB/Ba2/BB                         $8.7MM
                                   [ ]%

              Class L(1)       BB-/Ba3/BB(low)                    $6.9MM
                                   [ ]%

              Class M-P(1)     B+/B(high)/to NR                  $32.9MM
                                   [ ]%

                               NR= Not Rated


(1)  Offered privately pursuant to Rule 144A and Regulation S.

(2) For purposes of making distributions to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-1A certificates, the pool of mortgage loans will be deemed to consist of two distinct loan groups, Loan Group 1 and Loan Group 2. Loan Group 1 will consist of 88 mortgage loans, representing approximately 77.7% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date. Loan Group 2 will consist of 33 mortgage loans, representing approximately 22.3% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date. Loan Group 2 will include approximately 87.8% of all the mortgage loans secured by multifamily properties and approximately 42.0% of all the mortgage loans secured by manufactured housing properties.

     Generally, the Class A-1, Class A-2, Class A-3 and Class A-4 certificates will only be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in Loan Group 1 until the certificate principal balance of the Class A-1A certificates has been reduced to zero, and the Class A-1A certificates will only be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in Loan Group 2 until the certificate principal balance of the Class A-4 certificates has been reduced to zero. However, on and after any distribution date on which the certificate principal balances of the Class B through Class P certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of mortgage loans will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-1A certificates, pro rata.

THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE IN ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE PROSPECTUS, PROSPECTUS SUPPLEMENT AND POOLING AND SERVICING AGREEMENT.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2

III. FULL COLLATERAL CHARACTERISTICS*
     --------------------------------

CUT-OFF DATE BALANCE ($)

                                NO. OF        AGGREGATE
                              MORTGAGE     CUT-OFF DATE     % OF
                                 LOANS      BALANCE ($)     POOL
                            ---------- ---------------- --------
 1,082,538 -- 4,999,999          45      137,399,881        9.9
 5,000,000 -- 9,999,999          31      215,824,863       15.6
 10,000,000 -- 14,999,999        18      218,043,327       15.8
 15,000,000 -- 19,999,999        12      210,753,636       15.2
 20,000,000 -- 24,999,999         4       84,050,382        6.1
 25,000,000 -- 29,999,999         4      107,585,681        7.8
 30,000,000 -- 34,999,999         2       63,170,192        4.6
 35,000,000 -- 39,999,999         1       39,176,382        2.8
 55,000,000 -- 95,000,000         4      308,267,037       22.3
--------------------------- ---------- ---------------    -----
 TOTAL:                         121    1,384,271,380      100.0
--------------------------- ---------- ---------------    -----
  Min: 1,082,538  Max: 95,000,000  Average: 11,440,259

STATE

                          NO. OF        AGGREGATE
                       MORTGAGED     CUT-OFF DATE      % OF
                      PROPERTIES      BALANCE ($)      POOL
                    ------------ ---------------- ---------
 California               70        264,152,055       19.1
   Northern               23        146,562,963       10.6
  Southern                47        117,589,092        8.5
 Texas                    30        189,024,102       13.7
 Virginia                 16        179,418,595       13.0
 New York                 12        141,026,645       10.2
 New Jersey               16        123,309,059        8.9
 Florida                  41         80,638,818        5.8
 North Carolina            5         69,830,176        5.0
 Other States(a)         103        336,871,930       24.3
-------------------      ---      -------------      -----
 TOTAL:                  293      1,384,271,380      100.0
-------------------      ---      -------------      -----

(a) Includes 27 states.



PROPERTY TYPE

                                NO. OF        AGGREGATE
                             MORTGAGED     CUT-OFF DATE      % OF
                            PROPERTIES      BALANCE ($)      POOL
                          ------------ ---------------- ---------
 Retail                         45        482,524,201       34.9
 Multifamily                    43        409,786,444       29.6
   Multifamily                  34        298,831,801       21.6
   Manufactured Housing          9        110,954,643        8.0
 Office                        137        244,207,039       17.6
 Mixed Use                      39        105,176,770        7.6
 Self Storage                   20         84,006,408        6.1
 Industrial                      8         52,478,244        3.8
 Hotel                           1          6,092,275        0.4
-------------------------      ---      -------------      -----
 TOTAL:                        293      1,384,271,380      100.0
-------------------------      ---      -------------      -----



MORTGAGE RATE (%)

                      NO. OF        AGGREGATE
                    MORTGAGE     CUT-OFF DATE      % OF
                       LOANS      BALANCE ($)      POOL
                  ---------- ---------------- ---------
 4.150 -- 4.999        14       265,634,287       19.2
 5.000 -- 5.399        14       209,613,528       15.1
 5.400 -- 5.799        49       505,492,934       36.5
 5.800 -- 5.999        24       232,973,010       16.8
 6.000 -- 6.199        13       130,348,262        9.4
 6.200 -- 6.470         7        40,209,359        2.9
-----------------     ---     -------------      -----
 TOTAL:               121     1,384,271,380      100.0
-----------------     ---     -------------      -----
  Min: 4.150      Max: 6.470      Wtd Avg: 5.442

ORIGINAL TERM TO STATED MATURITY (MOS)

                  NO. OF        AGGREGATE
                MORTGAGE     CUT-OFF DATE      % OF
                   LOANS      BALANCE ($)      POOL
              ---------- ---------------- ---------
 60 -- 64          14       156,262,742       11.3
 65 -- 84           9       118,873,531        8.6
 85 -- 120         94     1,088,627,302       78.6
 121 -- 180         4        20,507,805        1.5
-------------     ---     -------------      -----
 TOTAL            121     1,384,271,380      100.0
-------------     ---     -------------      -----
  Min: 60         Max: 180         Wtd Avg: 110

REMAINING TERM TO STATED MATURITY (MOS)

                  NO. OF        AGGREGATE
                MORTGAGE     CUT-OFF DATE      % OF
                   LOANS      BALANCE ($)      POOL
              ---------- ---------------- ---------
 55 -- 60          14       156,262,742       11.3
 61 -- 85           9       118,873,531        8.6
 86 -- 120         95     1,095,620,462       79.1
 121 -- 178         3        13,514,646        1.0
-------------     ---     -------------      -----
 TOTAL:           121     1,384,271,380      100.0
-------------     ---     -------------      -----
  Min: 55         Max: 178         Wtd Avg: 108

LOANS WITH RESERVE REQUIREMENTS (a)

                     NO. OF         AGGREGATE
                   MORTGAGE      CUT-OFF DATE        % OF
                      LOANS       BALANCE ($)        POOL
                 ----------   ---------------   ---------
 Replacement          98       1,085,242,806        78.4
 Taxes                98       1,105,795,300        79.9
 Insurance            85         943,491,550        68.2
 TI/LC (b)            46         544,061,530        69.7
 Other (c)            49         680,093,539        49.1
 Engineering          54         640,203,762        46.2

(a) Includes upfront or on-going reserves including LOC's in lieu thereof.

(b) Percentage based only on portion of pool secured by retail, office and industrial properties.

(c) Generally consists of tenant reserves and holdbacks.


CUT-OFF DATE LOAN-TO-VALUE RATIO (%)(a)


                    NO. OF        AGGREGATE
                  MORTGAGE     CUT-OFF DATE     % OF
                     LOANS      BALANCE ($)     POOL
                ---------- ---------------- --------
 41.7 -- 44.9         2         7,416,702       0.5
 45.0 -- 49.9         7       152,168,729      11.0
 50.0 -- 54.9         3       107,074,407       7.7
 55.0 -- 59.9        11        79,489,829       5.7
 60.0 -- 64.9         6        49,430,652       3.6
 65.0 -- 69.9        15       102,581,768       7.4
 70.0 -- 74.9        26       267,566,904      19.3
 75.0 -- 79.9        46       570,133,293      41.2
 80.0 -- 83.3         5        48,409,096       3.5
---------------     ---     -------------     -----
 TOTAL:             121     1,384,271,380     100.0
---------------     ---     -------------     -----
  Min: 41.7        Max: 83.3        Wtd Avg: 69.2

(a) Calculated on loan balances after netting out holdback amounts for one loan (1.6% of the pool balance).



LOAN-TO-VALUE RATIO AT MATURITY (%)(a)

                        NO. OF        AGGREGATE
                      MORTGAGE     CUT-OFF DATE     % OF
                         LOANS      BALANCE ($)     POOL
                    ---------- ---------------- --------
 Fully Amortizing         2         6,950,407       0.5
 35.8 -- 44.9            14       190,326,625      13.7
 45.0 -- 49.9             8       133,118,454       9.6
 50.0 -- 54.9             8        41,636,270       3.0
 55.0 -- 59.9            27       156,153,928      11.3
 60.0 -- 64.9            18       234,090,831      16.9
 65.0 -- 69.9            30       468,013,691      33.8
 70.0 -- 77.6            14       153,981,175      11.1
-------------------     ---     -------------     -----
 TOTAL:                 121     1,384,271,380     100.0
-------------------     ---     -------------     -----
  Min: 35.8        Max: 77.6        Wtd Avg: 59.2

(a) Calculated on loan balances after netting out holdback amounts for one loan (1.6% of the pool balance).



DEBT SERVICE COVERAGE RATIOS (X) (a)

                    NO. OF        AGGREGATE
                  MORTGAGE     CUT-OFF DATE      % OF
                     LOANS      BALANCE ($)      POOL
                ---------- ---------------- ---------
 1.20 -- 1.24        14       153,147,609       11.1
 1.25 -- 1.29        15       312,668,906       22.6
 1.30 -- 1.39        31       287,653,768       20.8
 1.40 -- 1.44        19       137,595,944        9.9
 1.45 -- 1.49        10        42,742,752        3.1
 1.50 -- 1.54        11       104,545,632        7.6
 1.55 -- 1.59         4        36,891,330        2.7
 1.60 -- 1.64         3        20,919,441        1.5
 1.65 -- 1.69         2        20,390,870        1.5
 1.70 -- 2.62        12       267,715,127       19.3
---------------     ---     -------------      -----
 TOTAL:             121     1,384,271,380      100.0
---------------     ---     -------------      -----
  Min: 1.20         Max: 2.62         Wtd Avg: 1.50

(a) Calculated on loan balances after netting out holdback amounts for one loan (1.6% of the pool balance).

* The Cut-off Date Balance of one Mortgage Loan (identified as Loan No. 2, such Loan Number is set forth in Annex A-1 to the preliminary prospectus supplement) has been calculated based upon this Mortgage Loan having been divided into a senior component and six subordinate components, and the related Cut-off Date Balance reflects only the outstanding principal balance of the senior portion as of the Cut-off Date. Each loan-to-value ratio and debt service coverage ratio calculated in this term sheet, except as may be otherwise noted herein, was calculated based only upon the senior portion of this Mortgage Loan. Accordingly, such ratios would be lower (in the case of debt service coverage ratios) and higher (in the case of loan-to-value ratios) if the subordinate components were included.

All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the loans based on their outstanding principal balances as of the Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Sum of Columns may not match "Total" due to rounding.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2

IV.  LOAN GROUP 1 CHARACTERISTICS*
     -----------------------------

CUT-OFF DATE BALANCE ($)

                                NO. OF        AGGREGATE
                              MORTGAGE     CUT-OFF DATE      % OF
                                 LOANS      BALANCE ($)      POOL
                            ---------- ---------------- ---------
 1,082,538 -- 4,999,999         37       113,047,969        10.5
 5,000,000 -- 9,999,999         19       130,144,162        12.1
 10,000,000 -- 14,999,999       11       132,208,185        12.3
 15,000,000 -- 19,999,999        8       141,218,830        13.1
 20,000,000 -- 24,999,999        2        40,377,000         3.8
 25,000,000 -- 29,999,999        4       107,585,681        10.0
 30,000,000 -- 34,999,999        2        63,170,192         5.9
 35,000,000 -- 39,999,999        1        39,176,382         3.6
 55,000,000 -- 95,000,000        4       308,267,037        28.7
--------------------------- ---------- ----------------    -----
 TOTAL:                         88     1,075,195,438       100.0
--------------------------- ---------- ----------------    -----
 Min: 1,082,538  Max: 95,000,000     Average: 12,218,130


STATE

                           NO. OF        AGGREGATE
                        MORTGAGED     CUT-OFF DATE      % OF
                       PROPERTIES      BALANCE ($)      POOL
                     ------------ ---------------- ---------
 California                69        253,985,273       23.6
   Northern                22        136,396,180       12.7
   Southern                47        117,589,092       10.9
 Texas                     28        164,138,453       15.3
 New York                   9        127,981,983       11.9
 Virginia                  11        119,396,290       11.1
 New Jersey                14        108,131,815       10.1
 Florida                   39         57,927,822        5.4
 Other States (a)          89        243,633,804       22.7
--------------------      ---      -------------      -----
 TOTAL:                   259      1,075,195,438      100.0
--------------------      ---      -------------      -----

(a) Includes 26 states.



PROPERTY TYPE

                                NO. OF        AGGREGATE
                             MORTGAGED     CUT-OFF DATE      % OF
                            PROPERTIES      BALANCE ($)      POOL
                          ------------ ---------------- ---------
 Retail                         45        482,524,201       44.9
 Office                        137        244,207,039       22.7
 Mixed Use                      39        105,176,770        9.8
 Multifamily                     9        100,710,502        9.4
   Multifamily                   4         36,388,525        3.4
   Manufactured Housing          5         64,321,977        6.0
 Self Storage                   20         84,006,408        7.8
 Industrial                      8         52,478,244        4.9
 Hotel                           1          6,092,275        0.6
-------------------------      ---        -----------      -----
 TOTAL:                        259      1,075,195,438      100.0
-------------------------      ---        -----------      -----



MORTGAGE RATE (%)

                      NO. OF        AGGREGATE
                    MORTGAGE     CUT-OFF DATE      % OF
                       LOANS      BALANCE ($)      POOL
                  ---------- ---------------- ---------
 4.150 -- 4.999        8        197,141,722       18.3
 5.000 -- 5.399        5        122,808,945       11.4
 5.400 -- 5.799       32        361,778,717       33.6
 5.800 -- 5.999       24        232,973,010       21.7
 6.000 -- 6.199       12        120,283,686       11.2
 6.200 -- 6.470        7         40,209,359        3.7
-----------------     --      -------------      -----
 TOTAL:               88      1,075,195,438      100.0
-----------------     --      -------------      -----
 Min: 4.150         Max: 6.470        Wtd Avg: 5.485

ORIGINAL TERM TO STATED MATURITY (MOS)

                  NO. OF        AGGREGATE
                MORTGAGE     CUT-OFF DATE     % OF
                   LOANS      BALANCE ($)     POOL
              ---------- ---------------- --------
 60 -- 64          6         71,998,024       6.7
 65 -- 84          4         63,933,960       5.9
 85 -- 120        76        925,706,056      86.1
 121 -- 135        2         13,557,398       1.3
-------------     --      -------------     -----
 TOTAL:           88      1,075,195,438     100.0
-------------     --      -------------     -----
 Min: 60           Max: 135           Wtd Avg: 114

REMAINING TERM TO STATED MATURITY (MOS)

                  NO. OF        AGGREGATE
                MORTGAGE     CUT-OFF DATE     % OF
                   LOANS      BALANCE ($)     POOL
              ---------- ---------------- --------
 55 -- 60          6         71,998,024       6.7
 61 -- 85          4         63,933,960       5.9
 86 -- 120        77        932,699,215      86.7
 121 -- 134        1          6,564,239       0.6
-------------     --      -------------     -----
 TOTAL:           88      1,075,195,438     100.0
-------------     --      -------------     -----
 Min: 55           Max: 134           Wtd Avg: 111

LOANS WITH RESERVE REQUIREMENTS (A)

                     NO. OF        AGGREGATE
                   MORTGAGE     CUT-OFF DATE        % OF
                      LOANS      BALANCE ($)        POOL
                 ----------   --------------   ---------
 Replacement     70           821,268,988          76.4
 Taxes           67           823,958,566          76.6
 Insurance       60           717,741,637          66.8
 TI/LC (b)       46           544,061,530          69.7
 Other (c)       43           608,771,009          56.6
 Engineering     32           467,204,854          43.5

(a) Includes upfront or on-going reserves including LOC's in lieu thereof.

(b) Percentage based only on portion of pool secured by retail, office and industrial properties.

(c) Generally consists of tenant reserves and holdbacks.


CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

                    NO. OF        AGGREGATE
                  MORTGAGE     CUT-OFF DATE     % OF
                     LOANS      BALANCE ($)     POOL
                ---------- ---------------- --------
 43.7 -- 44.9        1          2,750,000       0.3
 45.0 -- 49.9        7        152,168,729      14.2
 50.0 -- 54.9        2        104,790,702       9.7
 55.0 -- 59.9       10         77,444,355       7.2
 60.0 -- 64.9        6         49,430,652       4.6
 65.0 -- 69.9       12         84,904,523       7.9
 70.0 -- 74.9       21        203,197,415      18.9
 75.0 -- 79.9       27        378,727,169      35.2
 80.0 -- 83.3        2         21,781,894       2.0
---------------     --      -------------     -----
 TOTAL:             88      1,075,195,438     100.0
---------------     --      -------------     -----
 Min: 43.7          Max: 83.3      Wtd Avg: 67.3

LOAN-TO-VALUE RATIO AT MATURITY (%)

                    NO. OF        AGGREGATE
                  MORTGAGE     CUT-OFF DATE      % OF
                     LOANS      BALANCE ($)      POOL
                ---------- ---------------- ---------
 35.8 -- 44.9       14        190,326,625       17.7
 45.0 -- 49.9        7        131,072,979       12.2
 50.0 -- 54.9        6         26,459,025        2.5
 55.0 -- 59.9       24        141,474,892       13.2
 60.0 -- 64.9       14        182,307,851       17.0
 65.0 -- 69.9       18        331,691,290       30.8
 70.0 -- 77.6        5         71,862,777        6.7
---------------     --      -------------      -----
 TOTAL:             88      1,075,195,438      100.0
---------------     --      -------------      -----
 Min: 35.8          Max: 77.6       Wtd Avg: 57.5

DEBT SERVICE COVERAGE RATIOS (X)

                    NO. OF        AGGREGATE
                  MORTGAGE     CUT-OFF DATE     % OF
                     LOANS      BALANCE ($)     POOL
                ---------- ---------------- --------
 1.22 -- 1.24        8         90,230,033       8.4
 1.25 -- 1.29       10        241,701,905      22.5
 1.30 -- 1.39       22        215,576,014      20.0
 1.40 -- 1.44       17        124,795,944      11.6
 1.45 -- 1.49        9         40,242,752       3.7
 1.50 -- 1.54        5         56,594,830       5.3
 1.55 -- 1.59        1          1,695,223       0.2
 1.60 -- 1.64        3         20,919,441       1.9
 1.65 -- 1.69        2         20,390,870       1.9
 1.70 -- 2.62       11        263,048,425      24.5
---------------     --      -------------     -----
 TOTAL:             88      1,075,195,438     100.0
---------------     --      -------------     -----
 Min: 1.22         Max: 2.62       Wtd Avg: 1.53

* The Cut-off Date Balance of one Mortgage Loan, Loan No. 2, such Loan Number is set forth in Annex A to the preliminary prospectus supplement) has been calculated based upon this Mortgage Loan having been divided into a senior component and six subordinate components, and the related Cut-off Date Balance reflects only the outstanding principal balance of the senior portion as of the Cut-off Date. Each loan-to-value ratio and debt service coverage ratio calculated in this term sheet, except as may be otherwise noted herein, was calculated based only upon the senior portion of this Mortgage Loan. Accordingly, such ratios would be lower (in the case of debt service coverage ratios) and higher (in the case of loan-to-value ratios) if the subordinate components were included.

All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the loans based on their outstanding principal balances as of the Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Sum of Columns may not match "Total" due to rounding.



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2

V.   LOAN GROUP 2 CHARACTERISTICS
     ----------------------------

CUT-OFF DATE BALANCE ($)

                                NO. OF      AGGREGATE
                              MORTGAGE   CUT-OFF DATE     % OF
                                 LOANS    BALANCE ($)     POOL
                            ---------- -------------- --------
 1,554,700 -- 4,999,999          8      24,351,912        7.9
 5,000,000 -- 9,999,999         12      85,680,701       27.7
 10,000,000 -- 14,999,999        7      85,835,143       27.8
 15,000,000 -- 19,999,999        4      69,534,805       22.5
 20,000,000 -- 22,000,000        2      43,673,382       14.1
--------------------------- ---------- --------------   -----
 TOTAL:                         33     309,075,942      100.0
--------------------------- ---------- --------------   -----
 Min: 1,554,700   Max: 22,000,000   Average: 9,365,938

STATE

                            NO. OF        AGGREGATE
                         MORTGAGED     CUT-OFF DATE        % OF
                        PROPERTIES      BALANCE ($)        POOL
                      ------------   --------------   ---------
 Virginia                   5          60,022,305         19.4
 North Carolina             3          49,385,891         16.0
 Texas                      2          24,885,649          8.1
 Illinois                   3          22,904,993          7.4
 Florida                    2          22,710,996          7.3
 Maryland                   1          22,000,000          7.1
 Other States (a)          18         107,166,108         34.7
-------------------        --         -----------        -----
 TOTAL:                    34         309,075,942        100.0
-------------------        --         -----------        -----

(a) Includes 12 states



PROPERTY TYPE

                              NO. OF      AGGREGATE
                           MORTGAGED   CUT-OFF DATE      % OF
                          PROPERTIES    BALANCE ($)      POOL
                        ------------ -------------- ---------
 Multifamily                 30       262,443,276       84.9
 Manufactured Housing         4        46,632,666       15.1
-----------------------      --       -----------      -----
 TOTAL:                      34       309,075,942      100.0
-----------------------      --       -----------      -----



MORTGAGE RATE (%)

                      NO. OF      AGGREGATE
                    MORTGAGE   CUT-OFF DATE      % OF
                       LOANS    BALANCE ($)      POOL
                  ---------- -------------- ---------
 4.550 -- 4.999        6       68,492,566       22.2
 5.000 -- 5.399        9       86,804,584       28.1
 5.400 -- 5.799       17      143,714,217       46.5
 6.000 -- 6.030        1       10,064,576        3.3
-----------------     --      -----------      -----
 TOTAL:               33      309,075,942      100.0
-----------------     --      -----------      -----
 Min: 4.550       Max: 6.030       Wtd Avg: 5.296

ORIGINAL TERM TO STATED MATURITY (MOS)

                  NO. OF      AGGREGATE
                MORTGAGE   CUT-OFF DATE      % OF
                   LOANS    BALANCE ($)      POOL
              ---------- -------------- ---------
 60 -- 64          8       84,264,718       27.3
 65 -- 84          5       54,939,570       17.8
 85 -- 120        18      162,921,247       52.7
 121 -- 180        2        6,950,407        2.2
-------------     --      -----------      -----
 TOTAL:           33      309,075,942      100.0
-------------     --      -----------      -----
 Min: 60           Max: 180          Wtd Avg: 99

REMAINING TERM TO STATED MATURITY (MOS)

                  NO. OF      AGGREGATE
                MORTGAGE   CUT-OFF DATE      % OF
                   LOANS    BALANCE ($)      POOL
              ---------- -------------- ---------
 55 -- 60          8       84,264,718       27.3
 61 -- 85          5       54,939,570       17.8
 86 -- 120        18      162,921,247       52.7
 121 -- 178        2        6,950,407        2.2
-------------     --      -----------      -----
 TOTAL:           33      309,075,942      100.0
-------------     --      -----------      -----
 Min: 55           Max: 178           Wtd Avg: 97

LOANS WITH RESERVE REQUIREMENTS (a)

                     NO. OF        AGGREGATE
                   MORTGAGE     CUT-OFF DATE        % OF
                      LOANS      BALANCE ($)        POOL
                 ----------   --------------   ---------
 Replacement         28        263,973,818         85.4
 Taxes               31        281,836,734         91.2
 Insurance           25        225,749,913         73.0
 Other (b)            6         71,322,530         23.1
 Engineering         22        172,998,908         56.0

(a) Includes upfront or on-going reserves including LOC's in lieu thereof.

(b) Generally consists of tenant reserves and holdbacks with respect to Manufactured Housing and holdbacks with respect to Multifamily.


CUT-OFF DATE LOAN-TO-VALUE RATIO (%)(a)

                    NO. OF      AGGREGATE
                  MORTGAGE   CUT-OFF DATE     % OF
                     LOANS    BALANCE ($)     POOL
                ---------- -------------- --------
 41.7 -- 44.9        1        4,666,702       1.5
 50.0 -- 54.9        1        2,283,705       0.7
 55.0 -- 59.9        1        2,045,475       0.7
 65.0 -- 69.9        3       17,677,245       5.7
 70.0 -- 74.9        5       64,369,490      20.8
 75.0 -- 79.9       19      191,406,124      61.9
 80.0 -- 80.4        3       26,627,202       8.6
---------------     --      -----------     -----
 TOTAL:             33      309,075,942     100.0
---------------     --      -----------     -----
 Min: 41.7           Max: 80.4          Wtd Avg: 75.8

(a) Calculated on loan balances after netting out holdback amounts for one loan (7.1% of the loan group 2 balance).



LOAN-TO-VALUE RATIO AT MATURITY (%)(a)

                        NO. OF      AGGREGATE
                      MORTGAGE   CUT-OFF DATE     % OF
                         LOANS    BALANCE ($)     POOL
                    ---------- -------------- --------
 Fully Amortizing        2        6,950,407       2.2
 46.2 -- 49.9            1        2,045,475       0.7
 50.0 -- 54.9            2       15,177,245       4.9
 55.0 -- 59.9            3       14,679,036       4.7
 60.0 -- 64.9            4       51,782,980      16.8
 65.0 -- 69.9           12      136,322,401      44.1
 70.0 -- 75.2            9       82,118,398      26.6
-------------------     --      -----------     -----
 TOTAL:                 33      309,075,942     100.0
-------------------     --      -----------     -----
 Min: 46.2(a)        Max: 75.2        Wtd Avg: 65.3

(a) Calculated on loan balances after netting out holdback amounts for one loan (7.1% of the loan group 2 balance).



DEBT SERVICE COVERAGE RATIOS (X)(a)

                    NO. OF      AGGREGATE
                  MORTGAGE   CUT-OFF DATE      % OF
                     LOANS    BALANCE ($)      POOL
                ---------- -------------- ---------
 1.20 -- 1.24        6       62,917,576       20.4
 1.25 -- 1.29        5       70,967,001       23.0
 1.30 -- 1.39        9       72,077,754       23.3
 1.40 -- 1.44        2       12,800,000        4.1
 1.45 -- 1.49        1        2,500,000        0.8
 1.50 -- 1.54        6       47,950,802       15.5
 1.55 -- 1.59        3       35,196,108       11.4
 1.60 -- 1.87        1        4,666,702        1.5
---------------      -       ----------      -----
 TOTAL:             33      309,075,942      100.0
---------------     --      -----------      -----
 Min: 1.20          Max: 1.87         Wtd Avg: 1.38

(a) Calculated on loan balances after netting out holdback amounts for one loan (7.1% of the loan group 2 balance).



All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the loans based on their outstanding principal balances as of the Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Sum of Columns may not match "Total" due to rounding.



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2

VI.  LARGE LOAN DESCRIPTION
     ----------------------

                  TEN LARGEST LOANS OR CROSSED LOAN GROUP(1)
                  ------------------------------------------


   LOAN
    NO.                  PROPERTY                     CITY       STATE   PROPERTY TYPE
--------- ------------------------------------ --------------- -------   ---------------
      1.  Tysons Corner Center                      McLean        VA     Retail
      2.  Pacific Place                         San Francisco     CA     Mixed Use
      3.  The Prince Building                      New York       NY     Office
      4.  Princeton Office                        Princeton       NJ     Office
      5.  Chino Hills Crossroads Marketplace     Chino Hills      CA     Retail
      6.  Riverpark Shopping Center               Sugar Land      TX     Retail
      7.  Stonebriar Plaza                          Frisco        TX     Retail
      8.  Continental Centre                       Columbus       OH     Office
      9.  Extra Space New Jersey Portfolio         Various        NJ     Self Storage
     10.  Lake Grove Plaza                        Lake Grove      NY     Retail
          TOTAL/WEIGHTED AVERAGES



                                       % OF
                                    APPLICABLE
   LOAN    CUT-OFF DATE     % OF       LOAN       UNITS/     LOAN PER               CUT-OFF DATE    BALLOON
   NO.        BALANCE       POOL      GROUP         SF        UNIT/SF    DSCR (1)      LTV (1)      LTV (1)
--------- -------------- --------- ----------- ----------- ------------ ---------- -------------- ----------
      1.   $ 95,000,000      6.9%     8.8%      1,554,116    $ 218.77      1.88x        52.3%        45.1%
      2.     85,750,000      6.2%     8.0%        326,922    $ 262.29      2.19x        46.8%        39.7%
      3.     72,287,037      5.2%     6.7%        312,571    $ 231.27      1.27x        76.9%        65.1%
      4.     55,230,000      4.0%     5.1%        515,126    $ 107.22      1.30x        71.4%        63.3%
      5.     39,176,382      2.8%     3.6%        260,957    $ 150.13      1.31x        74.6%        67.4%
      6.     31,597,782      2.3%     2.9%        185,545    $ 170.30      1.37x        79.6%        67.0%
      7.     31,572,410      2.3%     2.9%        182,147    $ 173.33      1.29x        79.9%        67.4%
      8.     27,475,681      2.0%     2.6%        477,259    $  57.57      1.29x        78.5%        66.1%
      9.     27,010,000      2.0%     2.5%        405,830    $  66.55      1.51x        73.7%        65.2%
     10.     27,000,000      2.0%     2.5%        251,236    $ 107.47      2.62x        61.4%        61.4%
           $492,099,292     35.5%                                          1.65X        65.5%        56.9%

(1) For purposes of calculating Cut-off Date LTV Ratio, Balloon LTV Ratio and DSCR (A) the loan amount used for the Tysons Corner Center Mortgage Loan is the principal balance of the Mortgage Loan included in the trust together with their respective companion loans that are pari passu to the subject Mortgage Loan, (B) the loan amount used for the Stonebriar Plaza Mortgage Loan excludes the related B Note and (C) the loan amount used for the Pacific Place Mortgage Loan includes only the senior component of the Pacific Place Mortgage Loan.



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.
                                       9

                          $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2




--------------------------------------------------------------------------------
                     COLLATERAL TERM SHEET              TMA BALANCE: $95,000,000
                                                        TMA DSCR:    1.88x
                      TYSONS CORNER CENTER              TMA LTV:     52.3%
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]



[GRAPHIC OMITTED]



[GRAPHIC OMITTED]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET      TMA BALANCE: $95,000,000
                                                        TMA DSCR:     1.88x
                              TYSONS CORNER CENTER      TMA LTV:     52.3%
--------------------------------------------------------------------------------

------------------------------------------------------------------------
                     MORTGAGE LOAN INFORMATION
------------------------------------------------------------------------
  LOAN SELLER:                 GACC

  LOAN PURPOSE:                Refinance

  SHADOW RATING

  (MOODY'S/FITCH/DBRS/S&P)     Aa3 / AA / AAA / AAA

  ORIGINAL TMA BALANCE:        $95,000,000(1)

  CUT-OFF TMA BALANCE:         $95,000,000(1)

  % BY INITIAL UPB:            6.9  %

  INTEREST RATE:               5.224%

  PAYMENT DATE:                1st of each month

  FIRST PAYMENT DATE:          April 1, 2004

  MATURITY DATE:               March 1, 2014

  AMORTIZATION:                Interest only through the payment date occurring
                               on March 1, 2006, and thereafter monthly amortization on a 30-year schedule.

  CALL PROTECTION:             Lockout until the earlier of: (a) 24 months from
                               the last securitization of the A-1, A-2, A-3 and A-4 notes to occur, or (b) 36 months from origination, then defeasance is permitted. On and after September 1, 2013, prepayment can be made without penalty.

  SPONSORS:                    Wilmorite Properties, Inc. and the Alaska
                               Permanent Fund Corporation

  BORROWERS:                   Tysons Corner Holdings LLC and Tysons
                               Corner Property Holdings LLC

  ADDITIONAL FINANCING:        Three pari passu notes with an aggregate
                               principal balance of $245,000,000 which are not included in the Trust.(1)

  LOCKBOX:                     Hard

  INITIAL RESERVES:            Engineering:             $478,664

  MONTHLY RESERVES(2):           Tax:                     $489,126

                               Insurance:               $83,507

                               TI/LC:                   $56,562

                               Replacement:             $14,140

                               Ground Rent:             $101,000
------------------------------------------------------------------------

(1). The subject $95,000,000 represents the A-2 note in a $340,000,000 loan. The A-1, A-3 and A-4 notes are pari passu and are not included in the Trust. All numbers under the heading "Financial Information" are based on the combined A-1, A-2, A-3 and A-4 notes.

(2). Monthly reserves will only be collected in any period following a quarterly test on which the DSCR declines below 1.45x and ending on the last day of the third consecutive month on which the DSCR equals or exceeds 1.45x.

------------------------------------------------------------------------
                         FINANCIAL INFORMATION
------------------------------------------------------------------------
  CUT-OFF DATE BALANCE /
    SQ.FT.:                      $218.77

  BALLOON BALANCE / SQ.FT.:      $188.80

  LTV:                           52.3%

  BALLOON LTV:                   45.1%

  DSCR:                          1.88x
------------------------------------------------------------------------

------------------------------------------------------------------------
                            PROPERTY INFORMATION
------------------------------------------------------------------------
  SINGLE ASSET / PORTFOLIO:      Single Asset

  PROPERTY TYPE:                 Super Regional Mall

  COLLATERAL:                    Fee simple interest in a super-
                                 regional mall

  LOCATION:                      McLean, VA

  YEAR BUILT / RENOVATED:        1968 / 1988, 2004

  MORTGAGED COLLATERAL SF:       1,554,116 sq. ft.

  TOTAL MALL SF:                 1,873,616 sq. ft.

  PROPERTY MANAGEMENT:           Wilmorite Property Management,
                                 LLC, an affiliate of Wilmorite
                                 Properties, Inc.

  OVERALL MALL OCCUPANCY (AS OF
    9/1/03):                     98.1%(3)

  UNDERWRITTEN NET CASH FLOW:    $42,224,855

  APPRAISED VALUE:               $650,000,000

  APPRAISAL DATE:                August 25, 2003
------------------------------------------------------------------------

(3). Occupancy calculated including the four anchors and excluding the vacant JC Penney building, which is part of the contemplated expansion plan.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET      TMA BALANCE: $95,000,000
                                                        TMA DSCR:    1.88x
                              TYSONS CORNER CENTER      TMA LTV:     52.3%
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                    ANCHOR TENANTS(4)
-------------------------------------------------------------------------------------------------------------------------
                                  % OF TOTAL          LEASE                           TTM OCT. 2003       TTM OCT. 2003
  TENANTS                SF         MALL SF         EXPIRATION    RATINGS (S/M/F)      TOTAL SALES          SALES PSF
-------------------------------------------------------------------------------------------------------------------------
  Bloomingdale's      255,888     13.7%            7/22/2008(5)   BBB+/Baa1/BBB+(6)       $  56.6MM           $221
-------------------------------------------------------------------------------------------------------------------------
  Hecht's             237,076     12.7%            7/24/2008(7)   BBB+/Baa1/BBB+(8)       $  84.9MM           $358
-------------------------------------------------------------------------------------------------------------------------
  Nordstrom(9)        200,000     10.7%             4/15/2025        A-/Baa1/NR           $ 105.6MM           $528
-------------------------------------------------------------------------------------------------------------------------
  Lord & Taylor(10)   119,500      6.4%             1/31/2006     BBB+/Baa1/BBB+(8)       $  27.8MM           $232
-------------------------------------------------------------------------------------------------------------------------
  TOTAL/WA            812,464     43.4%                                                   $ 274.8MM           $338
-------------------------------------------------------------------------------------------------------------------------

4. Credit Ratings are of the parent company whether or not the parent company guarantees the lease.

5. Bloomingdale's is currently in its second 10-year renewal option, with one 10-year renewal option outstanding.

6. Ratings of parent company, Federated Department Stores, Inc. (Federated Department Stores, Inc. has not guaranteed the lease).

7. Hecht's is currently in its first 10-year renewal option, with two 10-year renewal option outstanding.

8.   Ratings of parent company, The May Department Stores Co.

9. Nordstrom operates under a ground lease, which expires April 15, 2025, with 12 five-year renewal options.

10. Lord & Taylor operates under a ground lease, which expires January 31, 2006, with 10 five-year renewal options.




----------------------------------------------------------------------------
                       TTM OCT 2003 SALES PSF     OCC. COST AS % OF SALES
----------------------------------------------------------------------------
  IN-LINE TENANTS               $582                       13.5%
----------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                    MAJOR IN-LINE TENANTS
-------------------------------------------------------------------------------------------------------------------------

                                          % OF TOTAL       NET RENT         LEASE                            TTM OCT. 2003
  TENANTS                        SF          MALL SF         PSF         EXPIRATION       RATINGS (S/M/F)(11)  SALES/SF
-------------------------------------------------------------------------------------------------------------------------
  LL Bean                     75,778       4.0%            $ 32.00         5/31/2020        NR / NR / NR       $  300
---------------------------   -------     ----             -------         ---------     -------------------   ------
  Circuit City Superstore     28,000       1.5%            $ 21.06         1/31/2005        NR / NR / NR       $  955
---------------------------   -------     ----             -------         ---------     -------------------   ------
  Rainforest Cafe             19,162       1.0%            $ 33.80         9/30/2006        NR / NR / NR       $  381
---------------------------   -------     ----             -------         ---------     -------------------   ------
  H & M                       15,880       0.8%            $ 27.83         4/30/2013        NR / NR / NR         N/A
---------------------------   -------     ----             -------         ---------     -------------------   ------
  Foot Locker                 14,471       0.8%            $ 32.00         1/31/2010        NR / NR / NR       $  299
---------------------------   -------     ----             -------         ---------     -------------------   ------
  The Gap                     14,000       0.7%            $ 56.00         9/30/2007     BB+ / Ba3 / BB-(12)   $  538
---------------------------   -------     ----             -------         ---------     -------------------   ------
  Banana Republic             13,116       0.7%            $ 58.25         5/31/2005     BB+ / Ba3 / BB-(12)   $  840
---------------------------   -------     ----             -------         ---------     -------------------   ------
  Restoration Hardware        12,889       0.7%            $ 35.00         1/15/2010        NR / NR / NR       $  510
---------------------------   -------     ----             -------         ---------     -------------------   ------
  Eddie Bauer(13)             12,362       0.7%            $ 40.00         1/31/2011        NR / NR / NR       $  176
---------------------------   -------     ----             -------         ---------     -------------------   ------
  Express                     12,081       0.6%            $ 42.00         1/31/2014      BBB+/Baa1/ NR(14)    $  342
---------------------------   -------     ----             -------         ---------     -------------------   ------
  Abercrombie & Fitch         10,828       0.6%            $ 40.00         1/31/2006        NR / NR / NR       $  356
---------------------------   -------     ----             -------         ---------     -------------------   ------
  The Limited                 10,662       0.6%            $ 42.50         1/31/2006      BBB+/Baa1/ NR(14)    $1,125
---------------------------   -------     ----             -------         ---------     -------------------   ------
  Talbots                     10,567       0.6%            $ 53.49         1/31/2015        NR / NR / NR         N/A
---------------------------   -------     ----             -------         ---------     -------------------   ------
  TOTAL/WA                    249,796     13.3%            $ 36.11                                             $485(15)
-------------------------------------------------------------------------------------------------------------------------

11. Credit Ratings are of the parent company whether or not the parent company guarantees the lease.

12.  Ratings of parent company, The Gap Inc.

13. Parent company, Spiegel Inc., filed for Chapter 11 bankruptcy protection in March 2003 and in a press release dated December 30, 2003 announced the closure of 29 Eddie Bauer stores, which did not include the location at Tysons Corner.

14.  Ratings of parent company, Limited Brands.

15. Weighted average calculation does not include H&M and Talbots, which did not report sales for TTM October 2003.



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2

--------------------------------------------------------------------------------
                          COLLATERAL TERM SHEET         TMA BALANCE: $95,000,000
                                                        TMA DSCR:    1.88x
                           TYSONS CORNER CENTER         TMA LTV:     52.3%
--------------------------------------------------------------------------------

THE TYSONS CORNER CENTER LOAN

THE LOAN. The Tysons Corner Center loan is secured by a first mortgage on 1,554,116 sq. ft. of retail space located in McLean, VA. The collateral comprises the major portion of the larger 1,873,616 sq. ft. Tysons Corner Center super regional mall. While the mortgaged property includes the underlying fee interest in the land on which the Norstrom and Lord & Taylor stores are located, those two anchors own their own stores.

The loan is a $340 million loan that is shadow rated Aa3/AA/AAA/AAA by Moody's, Fitch, Dominion Bond Rating Services and S&P, respectively. The whole loan is comprised of four pari passu senior notes. The A-1, A-3 and A-4 notes will not be included in the GECMC 2004-C2 trust. Based on a $650 million appraised value, there is $310 million of implied equity in the property.

THE BORROWERS. Each borrower, Tysons Corner Property Holdings LLC and Tysons Corner Holdings LLC, is a single-purpose, bankruptcy-remote entities for which a non-consolidation opinions were obtained. The sponsorship of the loan is a joint venture between Wilmorite Properties, Inc. (50%) and the Alaska Permanent Fund Corporation (50%).

   WILMORITE PROPERTIES, INC. ("WILMORITE"), a commercial real estate development and management company, is one of the largest shopping center owners and managers in the United States. Organized as a private REIT, the company, through its operating partnership, Wilmorite Holdings, LP, owns and manages fourteen regional enclosed shopping malls and two open-air regional shopping centers. In total, the portfolio encompasses more than 15 million sq. ft. of retail space and is located in eight states. Additionally, Wilmorite, Inc. is an affiliated construction management company that is one of the largest construction companies in upstate New York. J.P. Wilmot founded the company in 1950 and during the last 50 plus years the company has developed retail, office, hotel and residential real estate. In 1967, Wilmorite built Greece Ridge Mall, one of the first enclosed regional malls in New York State. Since that time, Wilmorite's core business has become regional mall development and management. Shopping Center World ranks Wilmorite in the top 30 of retail owners and managers in the United States. Wilmorite has also been involved with non-retail projects such as the development and construction of the Rochester Convention Center and Hyatt Hotel, and the Monroe County International Airport, amongst many other projects. In the last ten years, Wilmorite has developed over 8 million square feet of commercial real estate.

   Wilmorite Properties, Inc. is a repeat sponsor of a Deutsche Bank borrower.

   The ALASKA PERMANENT FUND CORPORATION is the manager of a $25 billion fund that was established as a public trust in 1976 by a voter-approved amendment to the Alaska Constitution. The fund is comprised of 53% equity, 37% fixed income and 10% real estate. A six member, governor-appointed board of trustees is responsible for managing the corporation. Their real estate portfolio consists of 58 properties and also includes a portfolio of REIT stocks. Of the $2.2 billion real estate fund, 65% is comprised of direct investments in real estate properties. The fund is diversified across four property types: 24% office, 17% retail, 16% residential and 8% industrial. Additionally, the properties are diversified geographically throughout the East, West, Mid-West and Southern regions of the United States, with two properties located in Alaska.

THE PROPERTY. The Tysons Corner Center loan collateral encompasses 1,554,116 sq. ft. of retail space, consisting of the major portion of a 1,837,616 sq. ft. super-regional mall. Located in McLean, VA and originally constructed in 1968, the property was redeveloped to its current format in 1988. Tysons had comparable in-line sales of approximately $600 psf and total gross sales of over $615 million in 2002 (placing it in the top 1% of all malls in the U.S.). Current anchor tenants at Tysons Corner Center include: Bloomingdale's, Hecht's, Lord & Taylor and Nordstrom. The Hecht's and Nordstrom department stores located at the subject property are reportedly among the top performing stores in their respective chains.

Tysons Corner Center was one of the first fully enclosed, climate controlled shopping centers in the Washington, D.C. metropolitan area. Due to the tenant mix and location, the mall continues to draw customers from a multi-state area. Developed by the Lerner Corporation, the mall originally consisted of 1.2 million sq. ft. After a $165 million renovation, which was completed in 1988, the mall now contains over 1.8 million sq. ft., has two levels, four department stores, and more than 210 stores, restaurants, and eateries.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET      TMA BALANCE: $95,000,000
                                                        TMA DSCR:    1.88x
                             TYSONS CORNER CENTER       TMA LTV:     52.3%
--------------------------------------------------------------------------------

The loan documents for the Tysons Corner Center Loan permit the borrower to renovate and expand a portion of the mall at its own expense. Construction of the project is underway and is expected to be completed on or before the fourth quarter 2005. The scope of work approved under the loan documents, if completed, will include, (a) the redevelopment of the currently vacant JC Penney building containing approximately 226,464 sq. ft. of gross building area and the construction of a new attached building containing approximately 288,870 sq. ft. of gross building area (creating approximately 515,334 sq. feet of gross building area and approximately 365,277 sq. ft. of gross leasable area on three levels) and the leasing of such space to a movie theater (approximately 93,711 sq. ft. on level three leased to AMC Theatres), food court, restaurants and additional tenants and (b) the construction of an adjacent multi-level parking garage, having approximately 1,612 parking spaces. The movie theater, if completed, will be the only modern, stadium-seating theater in the Tysons Corner market based on current market conditions. According to an AMC Entertainment Inc. (AMEX: AEN) press release dated May 14, 2003, the theatre complex is targeted for an August 2005 opening and will anchor a new entertainment wing at the Tysons Corner Center, which also will include restaurants, cafes, a bookstore and other leisure and retail venues. The expansion and renovation, if completed, will provide additional collateral for the Tysons Corner Center Loan, but no income from such space was included in the underwriting of the mortgage loan. The loan documents do not require a reserve or completion guaranty in connection with the project. THE APPRAISER VALUED THE PROPERTY POST-EXPANSION AT $830 MILLION, RESULTING IN AN LTV AT THAT TIME OF 41.0% (BASED ON THE INITIAL LOAN AMOUNT).

SIGNIFICANT TENANTS. The subject's in-line occupancy is 95.9%. The mall is anchored by Bloomingdale's, Hecht's, Nordstrom's and Lord & Taylor and has over 210 tenants. The Bloomingdale's and Hecht's improvements serve as collateral for the loan; Lord & Taylor and Nordstrom's each occupy their space under ground leases which expire in 2006 and 2025, respectively, with renewal options. Overall occupancy including Nordstrom and Lord & Taylor (and excluding the vacant JCPenney building) is 98.1%. The mall is also home to many national retailers, including LL Bean, a Circuit City Superstore, The Gap, Inc., The Limited, Williams Sonoma, Bombay and A/X Armani Exchange, many of which have chosen to make Tyson's Corner their only store location in the Washington, DC area, due to the location and tenant mix of the subject property.

   BLOOMINGDALE'S, an upscale department store, occupies 255,888 sq. ft. (16.5% of collateral space) under a lease which expires in July 2008 at a fixed rent of $1.45psf. Bloomingdale's is currently in its second ten-year renewal option, with one ten-year renewal option outstanding. Bloomingdale's, a division of Federated Department Stores (NYSE: FD;
   Ratings: BBB+, Baa1 and BBB+ by S&P, Moody's and Fitch, respectively), was founded in 1872 and operates 34 stores in New York, New Jersey, Massachusetts, Pennsylvania, Maryland, Virginia, Illinois, Minnesota, Florida, California, Nevada and Georgia.

   HECHT'S, a mid-range department store, is owned by parent company, May Department Stores (NYSE: MAY, Ratings: BBB+, Baa1, BBB+, by S&P, Moody's and Fitch, respectively). Hecht's occupies 237,076 sq. ft. (15.3% of collateral space) under a lease expiring in July 2008 (currently in its first 10-year renewal option, with two, 10-year renewal options outstanding), with a rent of $1.00 annually with additional percentage rent.

   NORDSTROM INC. (NYSE: JWN, Ratings: A- and Baa1 by S&P and Moody's, respectively) is one of the nation's leading fashion specialty retailers, with 149 US stores located in 27 states. Founded in 1901 as a shoe store in Seattle, today Nordstrom operates under the Nordstrom Racks, Faconnable Boutiques and Nordstrom names. Nordstrom occupies 200,000 sq. ft. (10.7% of total GLA). Nordstrom operates under a ground lease which expires in April 2025, with 12 five-year renewal options.

   LORD & TAYLOR occupies 119,500 sq. ft (6.4% of total GLA) under a ground lease which expires in January 2006, with 10 five-year renewal options. Lord & Taylor is owned by The May Department Stores Co. (NYSE: MAY,
   Ratings: BBB+, Baa1, BBB+, by S&P, Moody's and Fitch, respectively).

THE MARKET. Tysons Corner Center is located in the Tyson's Corner market of Fairfax County, Virginia. The mall is accessible to the entire Washington DC metropolitan area, including Montgomery County, Maryland, Arlington, Alexandria, Prince William, and Fairfax Counties, Virginia. The mall is located at the intersection of two thoroughfares for northern Virgnia, US

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET      TMA BALANCE: $95,000,000
                                                        TMA DSCR:    1.88x
                              TYSONS CORNER CENTER      TMA LTV:     52.3%
--------------------------------------------------------------------------------

Route 7 (Leesburg Pike) and US Route 123 (Chain Bridge Road). In addition, the Capital Beltway (I-495), allows ingress and egress to the mall as well as other highways, the Dulles Tollway and Route I-66.


According to the appraiser, the average household income within five files of the subject was approximately $153,580 (or 123% above the Virginia average of $68,945); within ten miles the average household income was approximately $125,639 (82% above the Virginia average). REIS, Inc. shows a total retail inventory for the Tysons Corner sub-market (Suburban Fairfax County) of 12.5 million square feet at the end of 2003, up 3.5% from 2002. Vacancy rates for this sub-market is low, and have remained stable at 1.9% at the end of 2003.


The area is well served by transportation systems that offer access to regional markets and make Fairfax County a central location for businesses that serve both Baltimore and Washington. Washington Dulles Airport is less than 15 minutes away and Washington National Airport is within a 20-minute drive of the property. The local market area is best known for its two super regional malls: the subject property and Tyson's Galleria (owned by General Growth Properties). In addition, the Tysons Corner office market is the 13th largest office market in the United States including headquarters for Freddie Mac, Gannett/USA Today, Capital One and others. There are several hotels in the immediate area of the mall including a Ritz Carlton just across Chain Bridge Rd.



------------------------------------------------------------------------------------
                                        DISTANCE
                                          FROM
                                        SUBJECT            COMPLETED /
             PROPERTY NAME              (MILES)            RENOVATED       TOTAL GLA
------------------------------------------------------------------------------------
 TYSONS CORNER CENTER                     N/A        1968 / 1988 / 2004    1,873,616(1)
------------------------------------------------------------------------------------
 THE GALLERIA AT TYSONS II          (less than)  1       1988 / 1997        810,959
------------------------------------------------------------------------------------
 FASHION CENTRE AT PENTAGON CITY          10                1990            821,697
------------------------------------------------------------------------------------
 MONTGOMERY MALL                          8              1968 / 1991       1,253,482
------------------------------------------------------------------------------------
 SPRINGFIELD MALL                         11         1973 / 1987 / 1991    1,700,000
------------------------------------------------------------------------------------
 FAIR OAKS MALL                           10             1980 / 2000       1,584,000
------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                               2002
                                          MALL SHOP       IN-LINE SALES
             PROPERTY NAME               OCCUPANCY             psf                  ANCHOR TENANTS
----------------------------------------------------------------------------------------------------------
                                                                        BLOOMINGDALES, HECHT'S,
 TYSONS CORNER CENTER                95.9%                    $597      NORDSTROM'S, LORD & TAYLOR
----------------------------------------------------------------------------------------------------------
                                                                        Macy's, Neiman Marcus, Saks Fifth
 THE GALLERIA AT TYSONS II           88%                       N/A      Avenue
----------------------------------------------------------------------------------------------------------
 FASHION CENTRE AT PENTAGON CITY     98%                      $750      Macy's, Nordstrom
----------------------------------------------------------------------------------------------------------
 MONTGOMERY MALL                    (greater than) 93%         N/A      Hecht's, Nordstrom, Sears
----------------------------------------------------------------------------------------------------------
 SPRINGFIELD MALL                   (greater than) 90%        $340      JC Penney, Macy's, Target
----------------------------------------------------------------------------------------------------------
                                                                        Hecht's, Lord & Taylor, Sears, JC
 FAIR OAKS MALL                     (greater than) 85%         N/A      Penney, Macy's
----------------------------------------------------------------------------------------------------------

1.  Information for total mall GLA; loan collateral is 1,554,116 sq. ft.

Source: Appraisal and supplied directly by the borrower.


PROPERTY MANAGEMENT. The property will be managed by Wilmorite Property Management, LLC, an affiliate of the borrower. Wilmorite Property Management manages fourteen regional enclosed shopping malls and two open-air regional shopping centers. In total, the portfolio encompasses more than 15 million sq. ft. of retail space and is located in eight states.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not allowed.





This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET     TMA BALANCE: $95,000,000
                                                        TMA DSCR:    1.88x
                              TYSONS CORNER CENTER      TMA LTV:     52.3%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]












This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET      TMA BALANCE: $85,750,000
                                                        TMA DSCR:    2.19x
                                 PACIFIC PLACE          TMA LTV:     46.8%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


[GRAPHIC OMITTED]



[GRAPHIC OMITTED]





This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2

--------------------------------------------------------------------------------
                   COLLATERAL TERM SHEET   SENIOR COMPONENT BALANCE: $85,750,000
                                           SENIOR COMPONENT DSCR:    2.19x
                       PACIFIC PLACE       SENIOR COMPONENT LTV:     46.8%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

  LOAN SELLER:                  BofA
  LOAN PURPOSE:                 Purchase
  ORIGINAL PRINCIPAL BALANCE:   $85,750,000 (senior component)
  CUT-OFF PRINCIPAL BALANCE:    $85,750,000 (senior component)
  % BY INITIAL UPB:             6.2%
  INTEREST RATE:                4.241%(1)
  PAYMENT DATE:                 1st of each month
  FIRST PAYMENT DATE:           April 1, 2004
  MATURITY DATE:                March 1, 2014
  AMORTIZATION:                 Interest only for the first two
                                years of the Mortgage Loan.
                                Commencing April 1, 2006,
                                amortization is on a 30-year
                                schedule.
  CALL PROTECTION:              Lockout for 24 months from securitization
                                date then defeasance is permitted. Three
                                partial prepayments of up to $10,000,000
                                each are allowed, upon certain
                                conditions, during three specified periods
                                between October 2011 and the maturity
                                date of such loan.(6) On and after
                                January 1, 2014, prepayment can be
                                made without premium.
  SPONSOR:                      Jamestown
  BORROWER:                     Jamestown Pacific Place, L.P.
  ADDITIONAL FINANCING:         $26.85MM portion (subordinate
                                components) included in trust
  LOCKBOX:                      Hard
  INITIAL RESERVES:             Tax:                              $72,398
                                Insurance:                        $73,962
                                Other:                            $2,480,000(2)
  MONTHLY RESERVES:             Tax:                              $72,398
                                Insurance:                        $73,962
                                Replacement:                      $4,168
--------------------------------------------------------------------------------

(1).   Subject to change.

(2).   Consists of TILC and Rent Reserve related to Macy's.

--------------------------------------------------------------------------------
                       FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                 SENIOR COMPONENT     WHOLE LOAN
                                 -------------------- --------------
  CUT-OFF DATE BALANCE/SQ.FT.:     $262                 $344
  BALLOON BALANCE / SQ.FT.:        $222                 $299
  LTV:                             46.8%                61.4%
  BALLOON LTV:                     39.7%                53.4%
  DSCR:                            2.19x                1.49x
  SHADOW RATINGS (M/F/D):         Baa2/A/A
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                     PROPERTY INFORMATION
--------------------------------------------------------------------------------
  SINGLE ASSET / PORTFOLIO:     Single Asset
  PROPERTY TYPE:                Mixed Use
  COLLATERAL:                   Fee Simple Interest in an
                                Office/Retail Building
  LOCATION:                     San Francisco, CA
  YEAR BUILT / RENOVATED:       1907 / 1999(3)
  TOTAL AREA:                   326,922
  PROPERTY MANAGEMENT:          Jamestown 25 Investment
                                Services, L.P.
  OCCUPANCY (AS OF 10/27/03):   84.8%
  UNDERWRITTEN NET CASH FLOW:   $ 11,066,043
  APPRAISED VALUE:              $183,400,000
  APPRAISAL DATE:               February 4, 2004
--------------------------------------------------------------------------------

(3).   PAC I, Year built: 1907. PAC II, Year Built: 1981

       PAC I, Year Renovated: 1997. PAC II, Year Renovated: 1999


-------------------------------------------------------------------------------------------------------------
                                                                LEASE
        TENANTS(4)        SF       % NRSF      RENT PSF     EXPIRATION       RATINGS (S/M/F)      SALES PSF
-------------------------------------------------------------------------------------------------------------
 MACY'S                 124,586     38.1%       $28.37        2/1/2015         BBB+/Baa1/BBB+         --
-------------------------------------------------------------------------------------------------------------
 OLD NAVY               101,295     31.0%       $58.52        8/1/2014          BB+/Ba3/BB+          25(25)
-------------------------------------------------------------------------------------------------------------
 ICON MEDIALAB           30,668      9.4%       $31.00        11/1/2009           NR/NR/NR            --
-------------------------------------------------------------------------------------------------------------
 CONTAINER STORE         29,244      8.9%       $49.31        2/1/2018            NR/NR/NR            --
-------------------------------------------------------------------------------------------------------------

4. Information obtained from Underwritten Rent Roll except for Ratings and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent company guarantees the lease.

5.   Annualized based on data for the nine months ended September 30, 2003.

6. Such periods are (i) the period between (and including) the Due Dates in October 2011 and September 2012, (ii) the period between (and including) the Due Dates in October 2012 and September 2013 and (iii) the period after (and including) the Due Date in October 2013 through the maturity date of such loan. Any such partial prepayment is required to be accompanied by a prepayment premium equal to, (i) during the first such period 3% of the amount being prepaid, (ii) during the second such period, 2% of the amount being prepaid and (iii) during the third such period, 1% of the amount being prepaid.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2

--------------------------------------------------------------------------------
                 COLLATERAL TERM SHEET     SENIOR COMPONENT BALANCE: $85,750,000
                                           SENIOR COMPONENT DSCR:    2.19x
                     PACIFIC PLACE         SENIOR COMPONENT LTV:     46.8%
--------------------------------------------------------------------------------

THE PACIFIC PLACE LOAN

THE LOAN. The Pacific Place loan is secured by a first mortgage on a 326,922 square foot portion of a larger 430,272 square foot mixed use complex located in San Francisco, California. The Pacific Place Loan is also known as the "PPL Component Mortgage Loan" and, as such, is being divided for purposes of the prospectus supplement into one senior component having a principal balance of $85,750,000 and six subordinate components having an aggregate balance of $26,850,000.

THE BORROWER. The borrower is Jamestown Pacific Place, L.P., a Delaware limited partnership that is a single purpose, bankruptcy remote entity with two independent directors, for which borrower's legal counsel delivered a non-consolidation opinion at loan closing. Jamestown Pacific Place, L.P. is owned 99.9% by its sole limited partner, Jamestown Pacific Place Partners, a Georgia limited partnership, and 0.1% by its general partner, JT Pacific Place Corp., a Georgia corporation which is a single purpose entity. Effectively, the economic interests in the borrower are held: 3% by Jamestown, the Borrower Principal and Sponsor, and 97% by U.S. and German investors.

Co-headquartered in Atlanta, Georgia, and Cologne, Germany, Jamestown, a Georgia general partnership, was formed in 1983 as a real estate investment and management company specializing in high quality income-producing U.S. commercial real estate. Since its inception, Jamestown has formed or participated in more than 24 income-producing U.S. commercial real estate funds. In business for over 20 years, Jamestown and its partners have acquired over $4.0 billion of assets employing in excess of $1.9 billion in equity.

THE PROPERTY. The collateral for the mortgage loan is Pacific Place, a 326,922 square foot Class A mixed-use complex located at the south corner of Market Street and 4th Street in San Francisco, California. The property consists of two contiguous buildings (PAC 1 and PAC 2) situated on 1.56 acres with 196,383 sq. ft. of office space and 130,539 sq. ft. of retail space. The complex includes 103,350 sq. ft. of hotel space (198 rooms and 16 suites), which is ground leased to Kimpton Hotels through June 2097. PAC 1 is a nine-story building originally developed in 1907 and fully renovated beginning in 1997; it includes a basement plus three floors Old Navy retail store (101,295 sq. ft.) and the Hotel Palomar on the upper five floors. PAC 2 is comprised of a 16-story building originally developed in 1981 and renovated in 1999; it combines retail and office tenancy, including The Container Store (29,244 sq. ft.) on two lower levels and Macy's West headquarters (124,586 sq. ft.) on the upper floors. A two-level subterranean garage and an open, surface area provide 130 parking spaces.

SIGNIFICANT TENANTS. The property is 99.1% leased and 84.8% occupied (the difference between leased and occupied is due to the Macy's "expansion space" as defined below) by five office tenants and two retail tenants. The four largest tenants, representing more than 87% of total net rentable area (excluding the 103,350 sq. ft. of hotel space) and 91% of total gross potential rent, are:

Macy's (a division of Federated Department Stores, Inc. Rated BBB+ by S&P, Baa1 by Moody's and BBB+ by Fitch), a department store retailer, leases 124,586 sq. ft. (38.1%) of office space on two leases: (1) a 15-year lease of 77,785 sq. ft. at $33.40 psf expiring in February 2015 with no renewal options and (2) a 10-year lease of 46,801 sq. ft. (the "expansion space") at $20.00 psf expiring in February 2015 with no renewal options. The Macy's expansion space lease commenced in February 2004, with occupancy scheduled for October 2004. Macy's will not start paying rent on the expansion space until March 2005. Founded in 1858, Macy's is a division of Federated Department Stores, Inc. and had annual sales of $15.3 billion (for the fiscal year ended January 31, 2004). Federated operated 458 stores in 34 states, Guam and Puerto Rico as of February 28, 2004 under the names of Bloomingdale's, Bon-Macy's, Burdines-Macy's, Goldsmith's-Macy's, Lazarus-Macy's, Macy's and Rich's-Macy's. It also operates macys.com, Bloomingdale's By Mail, and a network of online bridal registries operated in conjunction with weddingchannel.com. The Macy's divisions of Federated operate more than 430 department stores in 33 states, Guam and Puerto Rico, as well as macys.com. As of February 28, 2004, Macy's West had 144 stores, with square footage of approximately 23.3 million as of May 2003. Fiscal 2002 sales for Macy's West were $4.2 billion. The subject space serves as Macy's West Coast office headquarters.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2

--------------------------------------------------------------------------------
                COLLATERAL TERM SHEET      SENIOR COMPONENT BALANCE: $85,750,000
                                           SENIOR COMPONENT DSCR:    2.19x
                    PACIFIC PLACE          SENIOR COMPONENT LTV:     46.8%
--------------------------------------------------------------------------------

Old Navy (a division of Gap Inc. Rated BB+ by S&P, Ba3 by Moody's and BB+ by Fitch), a national clothing retailer, occupies 101,295 square feet (31.0%) of retail space at $58.52 per square foot on a 15-year lease expiring in August 2014. Launched in 1994, Old Navy is a retailer operating stores selling casual apparel, accessories and personal care products for men, women and children under the Gap, Banana Republic and Old Navy brands. As of January 31, 2004, Gap Inc. operated 4,147 concepts in 3,022 store locations. Annual sales for Gap Inc.'s fiscal year ended January 31, 2004 totaled $15.9 billion; net income was $1.0 billion. Old Navy offers broad selections of value-priced apparel, shoes and accessories for adults, children and infants, as well as other items, including personal care products. As of January 31, 2004, Gap Inc. operated 840 Old Navy stores in the United States and Canada. Annual net sales for Old Navy's fiscal year ended January 31, 2004 totaled $6.5 billion. The subject location is Old Navy's flagship store.

Icon Medialab (Not Rated), a global information technology professional services firm, occupies 30,668 sq. ft. (9.4%) of office space at $42.00 per square foot on a 10-year lease expiring in November 2009. Icon Medialab International AB (Stockholm: "ICON") (Not Rated) is the parent company of the "e-business" and information technology services company resulting from the merger in January 2002 of Icon Medialab and Lost Boys ("the Group"). Icon Medialab maintains offices throughout Europe and North America. The Group has developed user-driven solutions for a range of clients, including Audi, Goodyear, Postbank, KLM, Prada, and MasterCard International. Sales for the year ended December 31, 2003 totaled EUR 52.9 million.

The Container Store (Not Rated), a storage and organization products retailer, occupies 29,244 sq. ft. (8.9%) of retail space at $49.31 per square foot on an approximately 16-year lease expiring in February 2018. Founded in 1978 and based in Coppell, Texas (a suburb of Dallas), the privately held company has stores that range in size from 22,000 to 29,000 sq. ft. and showcase more than 10,000 innovative products. The store layout is divided into lifestyle sections marked with brightly colored banners such as Closet, Kitchen, Office and Laundry. The Container Store has retail locations coast to coast, including the subject site.

THE MARKET. The property is located in the southern portion of the Union Square sub-market of the San Francisco, California Central Business District ("CBD"). San Francisco has a current population of approximately 776,000, which is forecasted to grow at a 0.6% annual rate between 2002 and 2007. San Francisco's economy is diversified, with concentrations in the financial services; professional and business services; and leisure and hospitality sectors.

Pacific Place is situated in the area of San Francisco known as Union Square, an 18+ square block retail district considered the Bay Area's equivalent of New York's Fifth/Madison Avenue, Chicago's North Michigan Avenue, and Beverly Hills' Rodeo Drive. The neighborhood consists of a mixture of urban commercial and residential development. Commercial uses are typically ground floor retail, with upper floor uses including office, hospitality, and retail.

Union Square offers hundreds of shops and restaurants, dozens of galleries and theaters, and thousands of hotel rooms. The Union Square area, bounded by Sutter, Mason, Market, and Kearny Streets, is home to many retailers, including tenants such as Macy's, Neiman Marcus, Saks Fifth Avenue, and Tiffany's, as well as smaller specialty boutiques. This retail sub-market had a 2003 vacancy of less than 5%. Generally, retail tenants are paying rents based on the amount of ground level space, with second level and higher space having a discounted or blended rental rate. It is not unusual to see ground floor spaces along Union Square renting in the $200 to $400 psf range. Properties in secondary Union Square locations typically have ground floor space rental rates between $50 and $175 psf. Pacific Place's retail rents approximate that of the market. Little new retail construction has occurred in the sub-market for several decades; however, the recent trend is for renovation and re-tenanting of older existing properties, including the estimated $380 million Forest City Enterprises re-development of the old Emporium site on Market Street and the Yerba Buena Lane retail promenade adjacent to the Millennium Partners' mixed-use development, also on Market Street.

The Union Square office sub-market had a vacancy rate of 10.5% in 2003, the second lowest in the San Francisco CBD. Sub-market rents range up to $31.00 psf, which approximates the average of the in-place rents at Pacific Place. Similarly, the third quarter of 2003 saw positive absorption of 359,340 sq. ft. Additional positive absorption of 157,689 sq. ft. was evident in the fourth quarter of 2003. No new office buildings are currently proposed or under construction in the sub-market, primarily due to the continued effect of Proposition M, a measure passed by the voters of San Francisco in 1986 which limits the amount of new office space that can be approved for development to 950,000 sq. ft. per year.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2

--------------------------------------------------------------------------------
                COLLATERAL TERM SHEET      SENIOR COMPONENT BALANCE: $85,750,000
                                           SENIOR COMPONENT DSCR:    2.19x
                    PACIFIC PLACE          SENIOR COMPONENT LTV:     46.8%
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT. Jamestown 25 Investment Services, L.P., an affiliate of the Borrower, manages the property. Jamestown currently manages 28 properties containing approximately 7.7 million sq. ft., including one property (other than the subject) of approximately 61,500 sq. ft. in the San Francisco market. Jamestown Management Corporation, an affiliate of the Borrower and Jamestown 25 Investment Services, L.P., has separately entered into a management agreement with Transwestern Commercial Services ("Transwestern") as "Sub-Manager" for Pacific Place. Transwestern is responsible for the day-to-day management and operation of the property. Headquartered in Houston, TX, Transwestern Commercial Services specializes in agency leasing, property and facility management, tenant representation, corporate advisory, investment and finance, healthcare advisory, development, and research for a broad range of property types including office, industrial, retail and multi-family. In the past two years, the company leased in excess of 39 million sq. ft. and represented clients in $4.2 billion of investment sales and financing. Within that time period, Transwestern also oversaw the leasing and management of over 500 properties representing more than 150 million sq.ft., including project management for users of commercial real estate.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not allowed.







This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2

--------------------------------------------------------------------------------
                        COLLATERAL TERM SHEET        A-NOTE BALANCE: $85,750,000
                                                     A-NOTE DSCR:    2.19x
                            PACIFIC PLACE            A-NOTE LTV:     46.8%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]






















This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $72,287,037
                                                            DSCR:    1.27x
                              THE PRINCE BUILDING           LTV:     76.9%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]















This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $72,287,037
                                                            DSCR:    1.27x
                              THE PRINCE BUILDING           LTV:     76.9%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                      MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
  LOAN SELLER:                  GECC
  LOAN PURPOSE:                 Refinance
  ORIGINAL PRINCIPAL BALANCE:   $72,500,000
  CUT-OFF PRINCIPAL BALANCE:    $72,287,037
  % BY INITIAL UPB:             5.2%
  INTEREST RATE:                5.830%
  PAYMENT DATE:                 1st of each month
  FIRST PAYMENT DATE:           February 1, 2004
  MATURITY DATE:                January 1, 2014
  AMORTIZATION:                 360 Months
  CALL PROTECTION:              Lockout for 24 months from securitization
                                closing date, then defeasance is permitted. On
                                and after October 1, 2013, prepayment can be
                                made without penalty.
  SPONSORS:                     Eric Hadar and Stanley Cayre
  BORROWER:                     568 Broadway Property LLC
  ADDITIONAL FINANCING:         Future mezzanine debt permitted up to the lesser
                                of 85% of appraised value or 1.25 combined DSCR
                                based on actual NOI
  LOCKBOX:                      Hard
  INITIAL RESERVES:             Holdback LOC:                 $4,000,000(1)
                                Tax:                          $104,776
                                Insurance:                    $178,255
                                Engineering:                  $78,282
  MONTHLY RESERVES:             Tax:                          $104,776
                                Insurance:                    $16,205
                                TI/LC (2).:                    $32,035
                                Replacement (2).:              $5,209
                                Scholastic Leasing
                                Reserve (3).:                  Springing
--------------------------------------------------------------------------------

(1). Held as additional security for the loan until a 1.20x DSCR, based on a 7.45% minimum constant has been satisfied. If the borrower does not satisfy the test by January 1, 2009, the LOC is required to be maintained as additional security for the loan. Partial releases are permitted.

(2).   TI/LC capped at $1,920,000; Replacement capped at $312,540

(3). If by April 30, 2007, Scholastic does not give notice of its intent to renew a sufficient amount of space to maintain a 1.20x DSCR, then Borrower is required to either 1) pay all excess property cash flow to lender or 2) post a LOC, in the amount equal the sum of (a) the lesser of
       (i) six months of the projected shortfall between underwritten NOI and the amount of NOI required to maintain a 1.20x DSCR on the loan, and (ii) $15 psf of non-renewed space for which there are no replacement leases by other tenants, and (b) TI/LC costs of $7 psf for re-tenanting a sufficient amount of vacant space to generate the required 1.20x DSCR. The escrow is required to be released once the property generates a 1.20x DSCR with a minimum loan constant of 7.45%.

--------------------------------------------------------------------------------
                                FINANCIAL INFORMATION
--------------------------------------------------------------------------------
     CUT-OFF DATE BALANCE / SQ.FT.:    $231.27
     BALLOON BALANCE / SQ.FT.:         $195.73
     LTV:                              76.9%
     BALLOON LTV:                      65.1%
     DSCR:                             1.27x(4)
--------------------------------------------------------------------------------
(4).   1.34x taking into account Armani's October 2004 rent increase.



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
  SINGLE ASSET / PORTFOLIO:     Single Asset
  PROPERTY TYPE:                Office
  COLLATERAL:                   Fee simple interest in a 12-story office
                                building with ground floor retail.

  LOCATION:                     New York (SoHo), NY
  YEAR BUILT / RENOVATED:       1897 / 1994
  TOTAL AREA:                   312,571 sq. ft.
  PROPERTY MANAGEMENT:          Allied Partners Inc., an affiliate of
                                the sponsor
  OCCUPANCY (AS OF 11/01/03):   96.0%
  UNDERWRITTEN NET CASH FLOW:   $6,515,357
  APPRAISED VALUE:              $94,000,000
  APPRAISAL DATE:               November 25, 2003
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                                 RENT         LEASE                            2003
               TENANTS                  NSF       % NRSF         PSF        EXPIRATION      RATING (M/S)(5)     SALES PSF
------------------------------------------------------------------------------------------------------------------------
     SCHOLASTIC (OFFICE)            115,288       36.9%         $20.18        04/30/2008       Baa2 / BBB           --
------------------------------------------------------------------------------------------------------------------------
     MICHAELIAN & KOHLBERG
      (OFFICE)                       14,220        4.5%         $13.98        06/30/2004          NR/NR             --
------------------------------------------------------------------------------------------------------------------------
     CLUB 21 (ARMANI EXCHANGE)
      (RETAIL)                       12,135        3.9%       $204.00(6)      01/31/2012          NR/NR          $1,171
------------------------------------------------------------------------------------------------------------------------
     EDDIE BAUER (RETAIL)            10,200        3.3%        $55.69(7)      01/31/2006          NR/NR          $  213
------------------------------------------------------------------------------------------------------------------------

(5). Credit Ratings are of the parent company whether or not the parent company guarantees the lease.

(6).   Increases to $231 psf in October 2004; $204 psf was underwritten

(7). Appraiser estimates market rent for Eddie Bauer space to be $150 psf; $55.69 psf was underwritten



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $72,287,037
                                                            DSCR:    1.27x
                              THE PRINCE BUILDING           LTV:     76.9%
--------------------------------------------------------------------------------

THE PRINCE BUILDING LOAN

THE LOAN. The Prince Building Loan is secured by a first mortgage on The Prince Building, a 312,571 sq. ft. office building located at the corner of Broadway and Prince Street in SoHo, New York City, NY. The property was constructed in 1897 and renovated in 1994.

THE BORROWER. The borrower is 568 Broadway Property LLC, a single purpose, bankruptcy remote entity whose managing member has an independent manager. Eric Hadar and Stanley Cayre, are the sponsors of the borrower.

Eric Hadar is co-founder and President of Allied Partners Inc., a privately held real estate investment company that was formed in 1993. Since its formation, Allied has accumulated a diverse portfolio of New York real estate culminating in the 2001 acquisition of the 1.6 million sq. ft. Citigroup Center in partnership with Boston Properties.

Eric Hadar is a repeat borrower of GECC.

THE PROPERTY. The Prince Building Loan is secured by a 312,571 sq. ft., 12-story, office building, with ground floor retail, located at the corner of Broadway and Prince Street, in SoHo, Manhattan, NY. The subject's location enjoys substantial pedestrian traffic with access to public transportation. Approximately 66% of the property's income is derived from office and 34% from retail.

SIGNIFICANT TENANTS. The property is 96.0% occupied by more than 65 tenants. Average office rent in The Prince Building is $22.63 psf versus the appraiser market estimate of $30 psf.

Scholastic (NASDAQ: SCHL; Rated Baa2 by Moody's and BBB by S&P) occupies 115,288 sq. ft. (36.9% of total space) under leases with an average rent of $20.18 psf expiring April 30, 2008. Scholastic has a five-year renewal option at 95% of fair market value. Their most recent expansion space of 12,849 sq. ft. was leased for $30 psf as of November 2003, with their earlier leased space considered at below market rents. Scholastic's headquarters is located across the street and since 1995 has expanded its space in the Prince Building by more than 102,000 sq. ft. The company is a $2 billion multimedia company with 10,000 employees operating globally in education, entertainment and publishing businesses marketing to children, parents and teachers. It is the world's largest publisher of children's books. Through the company's second quarter that ended November 30, 2003, sales were $738 million versus $578 million over the same period the previous year.

Michaelian & Kohlberg occupies 14,220 sq. ft. (4.5% of total space) under a lease that commenced in 1994 and with a rent of $13.98 psf expiring June 30, 2004. Founded in 1921, Michaelian & Kohlberg imports handmade carpets from India, Nepal, China and other areas of the world. Michaelian & Kohlberg carries over 700 carpet designs available in a range of sizes and colors. In addition to the showroom space in The Prince Building, the company also has similar showrooms in Los Angeles and San Francisco, as well as an organization of distributors in other major metropolitan areas.

Club 21 dba Armani Exchange occupies 12,135 sq. ft. (3.9% of total space) under a lease with a rent of $204.00 psf expiring January 31, 2012. In October 2004, there is a rent increase to $231 psf which was not underwritten. If underwritten the loan's DSCR would be 1.34. Presidio, a private company, has long-term exclusive rights to operate all 46 Armani Exchange stores in the US and all 24 stores internationally. Armani Exchange reported $1,171 sales psf in 2003. Armani Exchange is a brand of the Giorgio Armani group that redefines the Armani style through the use of denim and elements of urban fashion.

Eddie Bauer occupies 10,200 sq. ft. (3.3% of total space) under a lease with rent of $55.69 psf expiring January 31, 2006. According to the appraisal, market rent for this space is $150 psf. Eddie Bauer is a specialty retailer offering men's and women's high-quality casual apparel and home merchandise. In its 80-year history, Eddie Bauer has evolved from a single store to an international company with catalogs, approximately 540 retail and outlet stores in the U.S. and Canada. The store located in the Prince Building had $213 sales psf in 2003. Eddie Bauer is owned by Spiegel, Inc.



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $72,287,037
                                                            DSCR:    1.27x
                              THE PRINCE BUILDING           LTV:     76.9%
--------------------------------------------------------------------------------

THE MARKET. Within a 1-mile radius of the property, the estimated 2003 population was 240,000 with an estimated average household income was $88,000.

Some of the retailers within the same SoHo area include Louis Vuitton, Prada, Donna Karan and Kenneth Cole. As an office location, architects and advertising agencies have been associated with SoHo for many years.

Rent comparables for the office market ranged from $30.00 to $33.00 psf with actual terms for office spaces in The Prince Building ranging from $3.91 to $45.00 psf and an average of $22.63.

The appraisal reported overall vacancy in the Manhattan office market as 12.5% with an average rent of $48.48 psf. For the SoHo sub-market, Class B office vacancy was at 4.7% with an average rent of $32.68 psf.

PROPERTY MANAGEMENT. The property is managed by Allied Partners Inc., an affiliate of the sponsor.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Future mezzanine debt secured by membership interests permitted up to the lesser of 85% of appraised value or a 1.25x combined DSCR, based on actual NOI, with rating agency approval of mezzanine lender and reasonable lender approval of the intercreditor agreement.








This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $72,287,037
                                                            DSCR:    1.27x
                              THE PRINCE BUILDING           LTV:     76.9%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]





This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET      TMA BALANCE: $55,230,000
                                                        TMA DSCR:    1.30x
                                PRINCETON OFFICE        TMA LTV:     71.5%
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]


[GRAPHIC OMITTED]


[GRAPHIC OMITTED]


[GRAPHIC OMITTED]


[GRAPHIC OMITTED]





This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $55,230,000
                                                            DSCR:    1.30x
                                PRINCETON OFFICE            LTV:     71.5%
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                  MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
  LOAN SELLER:                 GECC
  LOAN PURPOSE:                Refinance
  ORIGINAL PRINCIPAL BALANCE   $55,230,000
  CUT-OFF PRINCIPAL BALANCE    $55,230,000
  % BY INITIAL UPB:            4.0%
  INTEREST RATE:               6.020%
  PAYMENT DATE:                1st of each month
  FIRST PAYMENT DATE:          February 1, 2004
  MATURITY DATE:               January 1, 2014
  AMORTIZATION:                Interest only for the first two loan years.
                               Commencing February 1, 2006, amortization is on
                               a 30-year schedule.
  CALL PROTECTION:             Lockout for 24 months from securitization
                               closing date, then defeasance is permitted. On
                               and after October 1, 2013 prepayment can be made
                               without penalty.
  SPONSOR:                     Estate of Lawrence Zirinsky and
                               John Zirinsky.
  BORROWER:                    100 & RW CRA LLC
  ADDITIONAL FINANCING:        None
  LOCKBOX:                     Hard(1)
  INITIAL RESERVES:            Tax                             $407,587
                               Insurance                       $26,250
                               Required Repair                 $0(2)
  MONTHLY RESERVES:            Taxes                           $135,862
                               Insurance                       $8,750
                               Replacement                     $0,650
                               Rollover                        $62,500(3)
--------------------------------------------------------------------------------

(1). If DSCR falls below 1.05 and/or event of default occurs, then borrower shall not be entitled to make any withdrawals from account.

(2). If Borrower fails to complete the required repairs set forth in Loan Agreement within one year, Borrower is required to deposit $21,906.25 into a reserve.

(3).   Rollover reserve fund is capped at $2.25 million.


--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
  CUT-OFF DATE BALANCE / SQ. FT               $107.22
  BALLOON BALANCE / SQ. FT.:                  $95.05
  LTV:                                        71.5%
  BALLOON LTV:                                63.3%
  DSCR:                                       1.30x
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            PROPERTY INFORMATION
--------------------------------------------------------------------------------
  SINGLE ASSET / PORTFOLIO:     Single Asset (6 Buildings)
  PROPERTY TYPE:                Office
  COLLATERAL:                   Secured by leasehold interest in
                                six three-story, Class A suburban
                                office buildings.
  LOCATION:                     Princeton, NJ
  YEAR BUILT:                   1976
  TOTAL AREA:                   515,126 sq. ft.
  PROPERTY MANAGEMENT:          National Business Parks, Inc.
  OCCUPANCY (AS OF              85.2%
    DECEMBER 31, 2003):
  UNDERWRITTEN NET CASH FLOW:   $ 5,163,775
  APPRAISED VALUE:              $77,300,000
  APPRAISAL DATE:               December 31, 2003
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------
                                                                       LEASE        RATING
              TENANT              NRSF     % NRSF      RENT PSF    EXPIRATION      (S/M/F)
-----------------------------------------------------------------------------------------------
  SES AMERICOM, INC.            103,339     20.1%     $18.19(4,6)    6/30/2014    BBB+/Baa2/NR(5)
-----------------------------------------------------------------------------------------------
  BRACCO DIAGNOSTICS INC.       66,187      12.8%     $19.88(6)     11/12/2005      NR/NR/NR
-----------------------------------------------------------------------------------------------
  DRINKER BIDDLE & REATH LLP    51,275      10.0%     $22.46         4/20/2007      NR/NR/NR
-----------------------------------------------------------------------------------------------

(4).   Rent increases to $22.55 psf on July 1, 2004.

(5).   SES Americom's rating is for the parent, SES Global S.A.

(6).   Average rental rates.






This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $55,230,000
                                                            DSCR:    1.30x
                                PRINCETON OFFICE            LTV:     71.5%
--------------------------------------------------------------------------------

THE PRINCETON OFFICE PORTFOLIO

THE LOAN. The Princeton Office Portfolio Loan is secured by a first mortgage on the leasehold interest in a Class A office portfolio located in Princeton, New Jersey.

THE BORROWER. The borrower is a single-purpose, bankruptcy-remote entity has an independent manager. The independent manager becomes a springing member upon dissolution. The sponsors of the borrower are the Estate of Lawrence Zirinsky and John Zirinsky.

The Estate of Lawrence Zirinsky owns and manages over 3,000,000 sq. ft. of office/industrial space, generally within the New York and New Jersey area. The estate's office/industrial portfolio includes: the New York Times building located in Edison, New Jersey, South Gate Corporate Office Center located in Morristown, New Jersey, and 380 Second Avenue located in Manhattan, New York.

The borrower is a repeat borrower for GECC.

THE PROPERTY. The collateral for the Princeton Office portfolio loan consists of six three-story, Class-A office buildings on 49 acres, located in the office and research center known as College Park. College Park consists of eleven office buildings, owned by the sponsor and containing 808,000 sq. ft. and situated on 81 acres within the Princeton Forrestal Center. Princeton Forrestal Center, comprised of 1,750 acres of Princeton University land. The six office buildings were constructed between 1976 and 1981.

SIGNIFICANT TENANTS. The properties are 85.2% occupied. Three tenants provide over 40% of the collateral's rental income; they are SES Americom, Inc., formerly GE Americom, Bracco Diagnostics Inc. and Drinker Biddle & Reath LLP.

SES Americom, Inc. occupies 103,339 sq. ft. in three spaces at rents averaging $18.19 psf through June 30, 2004 and increasing to rents averaging $22.55 psf on July 1, 2004 with additional rent increases to lease maturity to June 30, 2014. The mortgage loan seller was informed by the borrower that the tenant plans to spend $4 million on their space. The SES Americom's United States headquarters are located in Princeton at the property. Formerly GE Americom, SES Americom is the largest supplier of satellite services in the United States and delivers satellite communication services. Established in 1973, the company currently operates a fleet of 11 spacecraft in orbital positions providing service throughout the Americas. As a member of the SES Global family, Americom is able to provide end-to-end telecommunications solutions to any region in the world. SES Americom's key customers include ABC Radio Networks, AT & T Alascom, Deutsche Welle, Discovery, EchoStar, Fox, Gemstar/TV Guide, Gannett, HBO, Hughes Network Systems, NBC, The New York Times, NHK, PaxNet, PBS, TELEGreenland, TimeWarner, Viacom and through Americom Government Services, various agencies of the United States government. SES Americom is a wholly-owned subsidiary of SES Global S.A., (S&P: BBB+/Moody's: Baa2) offering access to a fleet of 42 spacecraft. GE has a 25% ownership interest in SES Global S.A.

Bracco Diagnostics Inc. occupies 66,187 sq. ft. at rents averaging $19.88 psf with lease terms to November 12, 2005. Bracco Diagnostics was established in 1994 with the acquisition of Squibb Diagnostics and is a growing developer and marketer of diagnostic pharmaceuticals in North America. The company is responsible for developing new clinical agents, filing them with appropriate regulatory agencies, and selling and marketing all Bracco products in the United States and Canada. Bracco Diagnostics also markets a line of nuclear medicine imaging products and is developing contrast agents for ultrasound procedures. Bracco Diagnostics, Inc., is a member of the Bracco Group, a healthcare group and world leader in global integrated solutions for the diagnostic imaging field. The Bracco Group is headquarter in Milan, Italy, with it North American operations headquarters located in Princeton at the property.

Drinker Biddle & Reath LLP occupies 51,275 sq. ft. at $22.46 psf with their lease term to April 20, 2007. Drinker Biddle was founded in 1849 and is headquartered in Philadelphia, Pennsylvania. Their space is built out with significant finish. It is a full service law firm with more than 450 attorneys and nine offices providing legal services to clients nationally and internationally. Clients include Fortune 500 companies, emerging and prominent technological enterprises, healthcare companies, environmental businesses, private equity investors, financial institutions, real estate concerns, educational institutions and organizations, individuals and fiduciaries.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $55,230,000
                                                            DSCR:    1.30x
                                PRINCETON OFFICE            LTV:     71.5%
--------------------------------------------------------------------------------

THE MARKET. The property is located in Princeton, Plainsboro Township, and is situated in the southwest corner of Middlesex County, New Jersey. The appraiser reported that the county's 2000 population was 752,600, up 11.7% from 673,500 in 1990 and is projected to increase 1% annually or to 830,400 by 2010.

The Northern and Central New Jersey office market consists of 21 markets within the metropolitan region. According to the appraiser, these markets have an inventory totaling over 273.7 million square feet and an overall vacancy rate of 15.2%. The region's growth is generated by demand from financial services, telecommunications, publishing and professional services industries, pharmaceutical companies and firms relocated or expanding from New York City.

The property is located in the Route 1 Corridor submarket, which is reported to have a vacancy rate of 13.3% on 10.4 million square feet as of November 2003. Asking rents in the Route 1 Corridor submarket were reported to be $28.54, $21.57 and $14.11 per square foot for Class A, Class B and Class C office space, respectively.

The appraiser further reported that the overall Princeton office market contained a total of 16.98 million square feet and had an overall vacancy as of November 2003 of 18.16%. Year-end 2002 rental rates for Class A, Class B, and Class C space were reported to be $26.38, $21.66 and $19.82, respectively.

The Route 1 Corridor submarket contains Princeton University and its research facility along Route 1, which has become a hub for research and development firms.

THE PROPERTY MANAGEMENT. National Business Parks, Inc., an affiliate of the borrower.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. None

GROUND LEASE. The loan is secured by leasehold interests in the properties. The fee interest is owned by the Trustees of Princeton University. The ground leases have been prepaid for the remaining 28 years. All of the ground leases are subject to two ten-year extension options, which would extend the ground leases to 2057.





This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $55,230,000
                                                            DSCR:    1.30x
                                PRINCETON OFFICE            LTV:     71.4%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]














This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2


--------------------------------------------------------------------------------
                     COLLATERAL TERM SHEET              TMA BALANCE: $39,176,382
                                                        TMA DSCR:    1.31x
               CHINO HILLS CROSSROADS MARKETPLACE       TMA LTV:     74.6%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


[GRAPHIC OMITTED]


[GRAPHIC OMITTED]


[GRAPHIC OMITTED]






This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $39,176,382
                                                            DSCR:    1.31x
                       CHINO HILLS CROSSROADS MARKETPLACE   LTV:     74.6%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
  LOAN SELLER:                  GECC
  LOAN PURPOSE:                 Refinance
  ORIGINAL PRINCIPAL BALANCE:   $39,400,000
  CUT-OFF PRINCIPAL BALANCE:    $39,176,382
  % BY INITIAL UPB:             2.8%
  INTEREST RATE:                5.710%
  PAYMENT DATE:                 1st of each month
  FIRST PAYMENT DATE:           November 1, 2003
  MATURITY DATE:                October 1, 2010
  AMORTIZATION:                 360 Months
  CALL PROTECTION:              Lockout for 24 months from securitization
                                closing date, then defeasance is
                                permitted. On and after August 1, 2010,
                                prepayment can be made without penalty.
  SPONSORS:                     Rodney F. Emery
  LOCKBOX:                      None
  INITIAL RESERVES:             Holdback LOC:             $2,571,400(1)
                                Tax:                      $352,917
                                Insurance:                $12,297
  MONTHLY RESERVES:             Tax:                      $32,010
                                Insurance:                $3,384
                                TI/LC(2):                 $7,970
                                Capital Improvements &
                                Replacement:              $3,320
--------------------------------------------------------------------------------
(1). Held as additional security for the loan until a 1.20x DSCR based on a 7.79% minimum constant (or 1.34x DSCR based on the actual constant) has been satisfied. If the borrower does not satisfy the test by December 31, 2004, the LOC is required to be maintained as additional security for the loan. Partial releases of the LOC are permitted. If the borrower does not satisfy such tests, the servicer may draw on the LOC and apply such funds to the repayment of the debt in such amounts as to achieve the DSCR threshold.

(2).   Capped at $382,560

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
  CUT-OFF DATE BALANCE / SQ.FT.:     $150.13
  BALLOON BALANCE / SQ.FT.:          $135.69
  LTV:                               74.6%
  BALLOON LTV:                       67.4%
  DSCR:                               1.31x(3)
--------------------------------------------------------------------------------

(3).   LOC not released unless 1.34x DSCR achieved.




--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
  SINGLE ASSET / PORTFOLIO:       Single Asset
  PROPERTY TYPE:                  Retail
  COLLATERAL:                     Fee simple interest in an
                                  anchored community shopping
                                  center.
  LOCATION:                       Chino Hills, CA
  YEAR BUILT:                     2000
  TOTAL AREA:                     260,957 sq.ft.
  PROPERTY MANAGEMENT:            Steadfast Commercial
                                  Management Company, an
                                  affiliate of the borrowers
  OCCUPANCY (AS OF 12/11/03):     97.9%
  UNDERWRITTEN NET CASH FLOW:     $3,590,486
  APPRAISED VALUE:                $52,500,000
  APPRAISAL DATE:                 June 9, 2003
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
          TENANTS(4)          NRSF     % NRSF      RENT PSF      LEASE EXPIRATION      RATING (S/M/F)      2003 SALES PSF
-------------------------------------------------------------------------------------------------------------------------
    SPORT CHALET             42,000     16.1%       $ 12.96          01/31/2016          NR / NR / NR          $145
-------------------------------------------------------------------------------------------------------------------------
    BEST BUY                 31,080     11.9%       $ 15.00          08/21/2013       BBB- / Baa3 / BBB          --
-------------------------------------------------------------------------------------------------------------------------
    STEIN MART               31,000     11.9%       $  8.52          08/31/2016          NR / NR / NR          $ 135(5)
-------------------------------------------------------------------------------------------------------------------------
    BED BATH AND BEYOND      30,049     11.5%       $  9.00          01/31/2011         BBB / NR / NR            --
-------------------------------------------------------------------------------------------------------------------------

(4). Credit Ratings are of the parent company whether or not the parent company guarantees the lease. The property is shadow anchored by a Costco Wholesale Store and a Lowe's Home Improvement Warehouse

(5).   Trailing 12 months as of August 2003





This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $39,176,382
                                                            DSCR:    1.31x
                       CHINO HILLS CROSSROADS MARKETPLACE   LTV:     74.6%
--------------------------------------------------------------------------------

THE CHINO HILLS CROSSROADS MARKETPLACE LOAN

THE LOAN. The Chino Hills Crossroads Marketplace Loan is secured by a first mortgage on Chino Hills Crossroads Marketplace, a 260,957 sq. ft. anchored retail center, built in phases from 2000 to 2003, and located in Chino Hills, CA in San Bernardino County.

THE BORROWER. The sponsor of the borrower is Rodney F. Emery, who has a 83% economic interest in the property. Mr. Emery owns interest in over 6,000 multifamily units and over 900,000 sq. ft. of commercial properties. Borrower consists of four Tenants in Common each of which are SPEs, that are structured with an independent director.

THE PROPERTY. The shopping center is located at the intersection of Peyton Drive and the Chino Valley Expressway, and has freeway exposure.

SIGNIFICANT TENANTS. The property is 97.9% occupied by four anchor tenants and 26 in-line tenants with no tenant representing more than 15% of income. The center is shadow-anchored by a Costco and a Lowe's Home Improvement Warehouse which are not part of the subject collateral. The anchor tenants are Sport Chalet, Stein Mart, Best Buy, and Bed Bath and Beyond. In 2003 Sport Chalet reported $145 psf in sales. Stein Mart and Save-on drugstore, another tenant of the property, reported trailing 12 months sales, as of August 2003, as $135 and $278, respectively. Best Buy and Bed Bath and Beyond are not required to report sales.

Sport Chalet (Nasdaq: SPCH) occupies 42,000 sq. ft. (16.1% of total space) under a lease with a rent of $12.96 psf expiring January 31, 2016. Founded in 1959, Sport Chalet is a leading operator of full service specialty sporting goods superstores in California and Southern Nevada. The Company offers over 40 services for sports enthusiasts, including backpacking, kayaking instruction, custom golf club fitting and repair, and SCUBA training and certification throughout its 31 locations. Through the company's third quarter, which ended December 31, 2003, sales were $195 million versus $180 million for the same period in the previous year.

Best Buy (NYSE: BBY; Rated BBB-/Baa3/BBB by S/M/F) occupies 31,080 sq. ft. (11.9% of total space) under a lease with a rent of $15.00 psf that commenced on August 2003 and expires August 21, 2013. Best Buy is a specialty retailer of technology and entertainment products and services. Founded in 1966, Best Buy Stores reaches an estimated 300 million consumers per year through 550 retail stores in 48 states and online at BestBuy.com. Through the company's third quarter, which ended November 29, 2003, sales were $16 billion versus $14 billion over the same period the previous year.

Stein Mart (Nasdaq: SMRT) occupies 31,000 sq. ft. (11.9% of total space) under a lease with a rent of $8.52 psf expiring August 31, 2016. Stein Mart's 265 stores offer fashion merchandise featuring moderate to designer brand-name apparel for women, men and children. Through the company's fiscal year, which ended January 31, 2004, sales were $1.36 billion versus $1.4 billion over the same period the previous year.

Bed Bath and Beyond (Nasdaq: BBBY; Rated BBB by S&P) occupies 30,049 sq. ft. (11.5% of total space) under a lease with a rent of $9.00 psf expiring January 31, 2011. Founded in 1971, Bed Bath and Beyond is a nationwide chain of over 570 superstores selling predominantly better quality domestic merchandise and home furnishings. Through the company's third quarter, which ended November 29, 2003, sales were $3.18 billion versus $2.61 billion over the same period the previous year.

THE MARKET. According to the appraisal, within a 3-mile radius of the Center the population was 140,591 and reported household income was $73,638 in 2002.

The appraiser reported occupancy rates for the majority of comparable properties as 98% to 100%. Vacancy for the Rancho Cucamango/Chino Hills community shopping center market is approximately 4.6% with an inventory of 4,552,000 sq. ft. as of 2003.

The appraiser reported average rent comparables in the Chino Hills sub-market as approximately $30 psf for in-line space and $14.04 psf for anchor space. For Chino Hills Crossroads Marketplace the average in-line and anchor rents are $23.15 and $12.30, respectively.

PROPERTY MANAGEMENT. The property is managed by Steadfast Commercial Management Company, an affiliate of the borrower. Its principals have leased and managed a combined total of more than 10 million sq. ft. of commercial retail space.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $39,176,382
                                                            DSCR:    1.31x
                       CHINO HILLS CROSSROADS MARKETPLACE   LTV:     74.6%
--------------------------------------------------------------------------------

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not Allowed.


















This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2

--------------------------------------------------------------------------------
                        COLLATERAL TERM SHEET           TMA BALANCE: $39,176,382
                                                        TMA DSCR:    1.31x
                  CHINO HILLS CROSSROADS MARKETPLACE    TMA LTV:     74.6%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]





This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2


--------------------------------------------------------------------------------
                       COLLATERAL TERM SHEET            TMA BALANCE: $31,597,782
                                                        TMA DSCR:    1.37x
                     RIVERPARK SHOPPING CENTER          TMA LTV:     79.6%
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]


[GRAPHIC OMITTED]




This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $31,597,782
                                                            DSCR:    1.37x
                           RIVERPARK SHOPPING CENTER        LTV:     79.6%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
  LOAN SELLER:                  GECC
  LOAN PURPOSE:                 Refinance
  ORIGINAL PRINCIPAL BALANCE:   $31,760,000
  CUT-OFF PRINCIPAL BALANCE:    $31,597,782
  % BY INITIAL UPB:             2.3%
  INTEREST RATE:                5.60%
  PAYMENT DATE:                 1st of each month
  FIRST PAYMENT DATE:           December 1, 2003
  MATURITY DATE:                November 1, 2013
  AMORTIZATION:                 360 Months
  CALL PROTECTION:              Lockout for 24 months from
                                securitization
                                closing date, then defeasance is
                                permitted.
                                On and after September 1, 2013,
                                prepayment can be made without
                                penalty.
  SPONSORS:                     Michael Ainbinder and Barton Duckworth
  BORROWER:                     Riverpark Shopping Center LP
  ADDITIONAL FINANCING:         Future mezzanine debt permitted up to
                                80% of appraised value and DSCR is not
                                less than 1.20
  INITIAL RESERVES:             Tenant Holdback:       $1,135,143(1)
                                       Tax:            $165,870
  MONTHLY RESERVES:                    Tax:            $15,079
                                Replacement:           $1,370
--------------------------------------------------------------------------------

(1). Held in connection with costs related to tenants which have not yet taken occupancy. Funds shall be disbursed in an amount equal to the allocated rent for a particular new tenant and upon lenders receipt of satisfactory evidence that such new tenant is open for business and has timely paid full rent for two consecutive months.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
  CUT-OFF DATE BALANCE / SQ.FT.           $170.30
  BALLOON BALANCE / SQ.FT.:               $143.44
  LTV:                                    79.6%
  BALLOON LTV:                            67.0%
  DSCR:                                   1.37x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
  SINGLE ASSET / PORTFOLIO:       Single Asset
  PROPERTY TYPE:                  Retail
  COLLATERAL:                     Fee simple interest in a grocery
                                  anchored community shopping
                                  center.
  LOCATION:                       Sugar Land (Houston MSA), TX
  YEAR BUILT:                     2003
  TOTAL AREA:                     185,545 sq.ft.
  PROPERTY MANAGEMENT:            The Ainbinder Company, an
                                  affiliate of the borrower.
  OCCUPANCY (AS OF 1/27/04):      98.9%
  UNDERWRITTEN NET CASH FLOW:     $2,990,651
  APPRAISED VALUE:                $39,700,000
  APPRAISAL DATE:                 January 22, 2004
--------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------
                                                              LEASE
                                                         COMMENCEMENT       LEASE        RATING
           TENANTS          NRSF    % NRSF    RENT PSF                  EXPIRATION     (S/M/F)(2)
---------------------------------------------------------------------------------------------------
  HEB GROCERY STORE
  AND FUEL CENTER        80,460   43.4%     $ 13.85      03/28/2003    03/31/2023    A / NR / NR
---------------------------------------------------------------------------------------------------
  WALGREENS              14,490    7.8%     $ 20.88      06/01/2002    05/31/2022   A+ / Aa3 / NR
---------------------------------------------------------------------------------------------------
  BANK OF AMERICA         5,170    2.8%     $ 30.95      03/31/2003    05/31/2013   A+ / Aa3 / NR
---------------------------------------------------------------------------------------------------

(2). Credit Ratings are of the parent company whether or not the parent company guarantees the lease.






This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $31,597,782
                                                            DSCR:    1.37x
                           RIVERPARK SHOPPING CENTER        LTV:     79.6%
--------------------------------------------------------------------------------

THE RIVERPARK SHOPPING CENTER LOAN

THE LOAN. The Riverpark Shopping Loan is secured by a first mortgage on Riverpark Shopping Center, a 185,545 sq. ft. grocery and drugstore anchored community shopping center, constructed in 2003 and located in Sugar Land, TX, in the Houston MSA.

THE BORROWER. The borrower is a single purpose, bankruptcy remote entity whose general partners have an independent director. Michael Ainbinder and Barton Duckworth, sponsors of the borrower, have been involved in the development of over 2 million sq. ft. of shopping centers which have included such retailers as HEB, Walgreens, Albertson's, Kroger, Barnes & Noble, Lowe's, and Walmart.

Mr. Ainbinder and Mr. Duckworth are repeat borrowers for GECC.

THE PROPERTY. The Riverpark Shopping Center is located in Sugar Land, TX, in the Houston MSA at the intersection of US Highway 59 South feeder road and the Grand Parkway, both of which are major traffic arteries, with additional frontage along East Riverpark Drive.

SIGNIFICANT TENANTS. The property is 98.9% occupied by 32 tenants. The two anchor tenants, HEB Grocery and Walgreens, are approximately 51% of the GLA and 42% of the property's rental income with no other tenant representing more than 5% of the property's income. Over 84% of the center's property has remaining lease terms of nine years or more.

HEB Grocery Store and Fuel Center (Rated A by S&P) occupies 80,460 sq. ft. (43.4% of total space) under a lease that commenced on March 28, 2003, with a rent of $13.85 psf, and expiring on March 31, 2023. Established in 1905, H.E. Butt Grocery Company ("HEB") is a privately held grocery retailer and food distributor with more than 300 stores in Texas and internationally in Mexico.

Walgreens (NYSE: WAG; Rated Aa3/A+ by M/S) occupies 14,490 sq. ft. (7.8% of total space) with a ground lease that commenced on June 1, 2002, with a rent of $20.88 psf, and expiring May 31, 2022. Walgreens is a national drugstore chain and as of August 31, 2003 had 4,224 drugstores in 44 states and Puerto Rico. The drugstores are engaged in the retail sale of prescription and nonprescription drugs, and carry additional product lines such as general merchandise, cosmetics, toiletries, household items, food and beverage. Through the company's first quarter, which ended November 30, 2003, sales were $8.7 billion versus $7.5 billion over the same period the previous year.

THE MARKET. Riverpark Shopping Center is located in Sugar Land, TX, in the Houston MSA. As of August 2003 average household income within a 3-mile radius of the center was $133,625. In the last census Sugar Land, with a population of 65,585, ranked number one in growth in the Houston metropolitan area and also number one among the state's 45 largest cities. In 2003, Money Magazine ranked Sugar Land number 18 on their list for best places to live in the western United States. According to the appraisal, the city's good transportation network is one of the reasons for its developmental success.

Houston, which is approximately 20 miles from Sugar Land, is the nation's fourth largest city and contains the nation's largest foreign trade zone at the Port of Houston.

The appraiser reported occupancy rates for comparable properties to Riverpark Shopping Center as 99% to 100%. Mid year 2003 vacancy for Houston was 12.34%, with rental rates at $19.15 psf, and for the southwest Houston MSA sub-market, vacancy was 10.23% with rental rates at $17.41 psf.

Rent comparables for in-line space ranged from $20.00 to $24.00 per sq. ft. with actual terms for spaces in Riverpark ranging from $15.00 to $25.50 psf. Rent comparable data for anchors ranged from $10.13 to $14.91 psf, with actual terms for these space in Riverpark being $13.45 psf for HEB, and $20.88 for Walgreens.

PROPERTY MANAGEMENT. The property is managed by The Ainbinder Company, an affiliate of the borrower.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Future mezzanine debt secured by partnership interest permitted up to 80% of appraised value, provided that aggregate DSCR is not less than 1.20x and subject to reasonable approval by lender of the mezzanine lender and the mezzanine loan documents.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET      TMA BALANCE: $31,597,782
                                                        TMA DSCR:    1.37x
                           RIVERPARK SHOPPING CENTER    TMA LTV:     79.6%
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]





This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET      TMA BALANCE: $31,572,410
                                                        TMA DSCR:    1.29x
                                STONEBRIAR PLAZA        TMA LTV:     79.9%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


[GRAPHIC OMITTED]





This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $31,572,410
                                                            DSCR:    1.29x
                                STONEBRIAR PLAZA            LTV:     79.9%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
  LOAN SELLER:                  GECC
  LOAN PURPOSE:                 Refinance
  ORIGINAL PRINCIPAL BALANCE:   $31,600,000
  CUT-OFF PRINCIPAL BALANCE:    $31,572,410
  % BY INITIAL UPB:             2.3%
  INTEREST RATE:                5.800%
  PAYMENT DATE:                 1st of each month
  FIRST PAYMENT DATE:           April 1, 2004
  MATURITY DATE:                March 1, 2014
  AMORTIZATION:                 360 Months
  CALL PROTECTION:              Lockout for 24 months from securitization
                                closing date, then defeasance is
                                permitted. On and after January 1, 2014,
                                prepayment can be made without
                                penalty.
  SPONSORS:                     Steve Shafer and Scott Shafer
  BORROWER:                     Shafer Plaza XXII, LTD
  ADDITIONAL FINANCING:         Yes(1)
  LOCKBOX:                      None.
  INITIAL RESERVES:             Tax:                           $187,500
                                Insurance:                     $24,421
                                Up Front Tenant Reserve(2):    $408,724
  MONTHLY RESERVES:             Tax:                           $62,500
                                Insurance:                     $6,105
                                TI/LC:                         $11,540
                                Capital Improvements &
                                Replacement:                   $2,280
--------------------------------------------------------------------------------

--------
(1). At closing the borrower incurred additional financing of $1,975,000 (5% of the appraised property value) in the form of a subordinated B-note.

(2). Allocated to three new leases and TI escrow. Funds will be disbursed accordingly when each tenant accepts possession of its leased space, one month rent is received and all tenants improvements and leasing costs associated with each tenant's lease has been paid in full.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
  CUT-OFF DATE BALANCE / SQ.FT.     $173.33
  BALLOON BALANCE / SQ.FT.:         $146.26
  LTV:                              79.9%
  BALLOON LTV:                      67.4%
  DSCR:                             1.29x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
  SINGLE ASSET / PORTFOLIO:         Single Asset
  PROPERTY TYPE:                    Retail
  COLLATERAL:                       Fee simple interest in an
                                    anchored community shopping
                                    center.
  LOCATION:                         Frisco (Dallas/Ft. Worth MSA),
                                    TX
  YEAR BUILT:                       2002
  TOTAL AREA:                       182,147 sq. ft.
  PROPERTY MANAGEMENT:              Shafer Property Management
                                    Company, an affiliate of the
                                    borrower
  OCCUPANCY (AS OF 12/12/2003):     96.7%
  UNDERWRITTEN NET CASH FLOW:       $ 2,879,971
  APPRAISED VALUE:                  $39,500,000
  APPRAISAL DATE:                   January 1, 2004
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------------------------------------------------
                                                  %          RENT            LEASE           LEASE
              TENANTS               NRSF       NRSF          PSF        COMMENCEMENT     EXPIRATION      RATING (S/M/F)(3)
--------------------------------------------------------------------------------------------------------------------------
     TOYS 'R' US                   50,000     27.5%        $ 5.00        09/07/2003      01/31/2014      BB / Ba2 / BB+
--------------------------------------------------------------------------------------------------------------------------
     ULTIMATE ELECTRONICS          31,895     17.5%        $15.13        10/30/2002      02/28/2018       NR / NR / NR
--------------------------------------------------------------------------------------------------------------------------
     GOLFSMITH INTERNATIONAL       12,500      6.9%        $23.70        03/01/2004      02/28/2014       NR / NR / NR
--------------------------------------------------------------------------------------------------------------------------

(3). Credit Ratings are of the parent company whether or not the parent company guarantees the lease.













This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $31,572,410
                                                            DSCR:    1.29x
                                STONEBRIAR PLAZA            LTV:     79.9%
--------------------------------------------------------------------------------

THE STONEBRIAR PLAZA LOAN

THE LOAN. The Stonebriar Plaza Loan is secured by a first mortgage on Stonebriar Plaza, a 182,147 sq. ft. anchored retail center, constructed from 2002 to 2003, and located in Frisco, TX, in the Dallas/Fort Worth Metropolitan Area.

THE BORROWER. The borrower is a single purpose, bankruptcy remote entity whose general partners have an independent director. The sponsors of the borrower are Steven and Scott Shafer who have an 85% economic interest in the property and own properties throughout Texas, including retail centers in Frisco, Dallas, Houston, Sherman, Rockwall, Southlake, Plano, and Burleson.

THE PROPERTY. The Stonebriar Plaza Loan is secured by 182,147 sq. ft. anchored retail shopping center located in Frisco, TX, in the Dallas/Fort Worth Metropolitan Area. The property is located adjacent to Stonebriar Mall, a regional mall anchored by Macy's, JC Penny, Foleys, Sears, Gaylans and AMC Theaters, that is a primary demand generator. Stonebriar Plaza can be accessed from the Stonebriar Mall access road or from Preston Road or Gaylord Parkway, both of which are major traffic arteries. Gaylord Parkway serves as a connector between Preston Road and the Dallas North Tollway, which is less than two miles away.

SIGNIFICANT TENANTS. The property is 96.7% occupied by three major tenants and 21 in-line tenants. The major tenants, Toys 'R' Us, Ultimate Electronics, and Golfsmith International, are approximately 52% of the GLA and 27% of the property's rental income. Over 62% of the center's property has remaining lease terms of nine years or more.

Toys 'R' US (NYSE: TOY; Rated BB/Ba2/BB+ by S/M/F) occupies 50,000 sq. ft. (27.5% of total space) under a ground lease with a rent of $5.00 psf expiring January 31, 2014. Toys 'R' Us retails children's products worldwide. The company currently operates toy stores in the US and internationally, Kids 'R' Us children's clothing stores, and Babies 'R' US stores. Toys 'R' Us also sells merchandise through its internet site and mail order catalogs. Through the company's third quarter, which ended November 1, 2003, sales were $6.6 billion versus $6.4 billion over the same period the previous year.

Ultimate Electronics (Nasdaq: ULTE) occupies 31,895 sq. ft. (17.5% of total space) under a lease with a rent of $15.13 psf expiring February 28, 2018. Ultimate Electronics is a leading specialty retailer of home entertainment and consumer electronics products in 14 states. The company operates 54 stores under the Ultimate Electronics name, and 11 stores in Colorado under the SoundTrack name. The company also operates Fast Trak, Inc., an independent electronics repair company based in Minnesota. Through the company's fourth quarter, which ended January 31, 2004, sales were $712 million versus $704 million over the same period the previous year.

Golfsmith International occupies 12,500 sq. ft. (6.9% of total space) under a lease with a rent of $23.70 psf expiring February 28, 2014. Founded in 1967, Golfsmith today operates 42 stores throughout the United States and Canada, distributes the Golfsmith Accessories and Clubmaker catalogs, and runs an online store at www.golfsmith.com. The company is the only golf retailer to design and market custom-fit golf clubs, golf club components, club assembly tools and golf accessories under proprietary brands such as Lynx and Snake Eyes.

THE MARKET. Stonebriar Plaza is located in Frisco, TX, in the Dallas/Forth Worth Metropolitan Area. From 1990 to 2004, the Dallas/Fort Worth Metropolitan Area more than doubled its population from 2.6 million to 5.3 million. Frisco is one of the fastest growing cities in Texas, growing from 6,767 residents in 1990 to 42,828 in 2003. The city has a median age of 30. Frisco is attracting visitors from around the region due to a new baseball stadium for a double-A affiliate of the Texas Rangers and a new Major League Soccer complex that's scheduled to open in 2005.

The appraisal estimated that in 2003, within a 3-mile radius of Stonebriar Plaza, the population was 57,039, household income was $118,367 and median age was 32. Average reported occupancy rate for comparable properties was 93% and occupancy rate for the Frisco retail market was approximately 96%.



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET         BALANCE:  $31,572,410
                                                           DSCR:     1.29x
                                STONEBRIAR PLAZA           LTV:      79.9%
--------------------------------------------------------------------------------

Rent comparables ranged from $7 to $26 per sq. ft. with actual terms for spaces in Stonebriar Plaza, not including Toys 'R' Us which has a ground lease of $5, ranging from $15 to $30 psf. The appraiser determined the market rate for general retail space to be $23 to $30 psf.

PROPERTY MANAGEMENT. The property is managed by the Shafer Property Management Company, an affiliate of the borrower.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. Borrower has incurred additional financing of $1,975,000 via a subordinate B-note from CBA Mezzanine Capital Finance, LLC.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not Allowed.

















This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET      TMA BALANCE: $31,572,410
                                                        TMA DSCR:     1.29x
                                STONEBRIAR PLAZA        TMA LTV:      79.9%
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]





This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET      TMA BALANCE: $27,475,681
                                                        TMA DSCR:    1.29x
                               CONTINENTAL CENTRE       TMA LTV:     78.5%
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]


[GRAPHIC OMITTED]




This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $27,475,681
                                                            DSCR:    1.29x
                               CONTINENTAL CENTRE           LTV:     78.5%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
  LOAN SELLER:            GACC
  LOAN PURPOSE:           Refinance
  ORIGINAL TMA BALANCE:   $27,500,000
  CUT-OFF TMA BALANCE:    $27,475,681
  % BY INITIAL UPB:       2.0%
  INTEREST RATE:          5.750%
  PAYMENT DATE:           1st of each month
  FIRST PAYMENT DATE:     April 1, 2004
  MATURITY DATE:          March 1, 2014
  AMORTIZATION:           360 months
  CALL PROTECTION:        Lockout for 24 months from securitization date,
                          then defeasance is permitted. On and after
                          December 1, 2013, prepayment can be made without
                          penalty.
  SPONSOR:                Franklin Kass and John Lucks, Jr.
  BORROWER:               Continental Centre II, LLC
  ADDITIONAL FINANCING:   Mezzanine debt in the amount of
                          $100,000, which amount may be
                          increased, up to $2,250,000.
  LOCKBOX:                Hard
  INITIAL RESERVES(1):    Tax:                   $161,522
                          Insurance:             $87,320
                          TI/LC(2):              $800,000
  MONTHLY RESERVES:       Tax:                   $40,380
                          TI/LC:                 $15,379
                          Replacement:           $7,955
                          Insurance:             $8,732
--------------------------------------------------------------------------------

(1). In addition, a 12-month TI/LC cash flow sweep may commence upon an event of default or twelve months prior to expiration of SBC Ameritech's lease in the event the tenant does not renew its lease with 12-months notice.

(2).   Letter of Credit.


--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
  CUT-OFF DATE BALANCE / SQ.FT.:      $57.57
  BALLOON BALANCE / SQ.FT.:           $48.51
  LTV:                                78.5%
  BALLOON LTV:                        66.1%
  DSCR:                               1.29x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
  SINGLE ASSET / PORTFOLIO:       Single Asset
  PROPERTY TYPE:                  Office
  COLLATERAL:                     Fee simple interest in a
                                  CBD office property
  LOCATION:                       Columbus, OH
  YEAR BUILT / RENOVATED:         1973 / 2002
  TOTAL AREA:                     477,259 sq. ft.
  PROPERTY MANAGEMENT:            Continental Realty, Ltd., an
                                  affiliate of the Borrower
  OCCUPANCY (AS OF 01/01/04):     97.9%
  UNDERWRITTEN NET CASH FLOW:     $2,484,139

  APPRAISED VALUE:                $35,000,000
  APPRAISAL DATE:                 December 12, 2003
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                      MAJOR OFFICE TENANTS
                                                                                  WEIGHTED AVG           LEASE         RATINGS
                   TENANT                      NRSF     % NRSF     % GPR           RENT PSF           EXPIRATION      (S/M/F)(3)
----------------------------------------------------------------------------------------------------------------------------------
 SBC AMERITECH                               259,086  54.3%     47.6%      $  9.41 (net)            12/31/2010(4)  A+/ A1 / A+(5)
----------------------------------------------------------------------------------------------------------------------------------
 STATE OF OHIO -- OHIO ATTORNEY GENERAL      138,792  29.1%     37.3%      $ 14.00 (gross)           6/30/2005(6) AA+ / Aa1 / NR
----------------------------------------------------------------------------------------------------------------------------------
 STATE OF OHIO -- DEPT. OF HUMAN SERVICES     19,348   4.1%      5.8%      $ 15.50 (gross)           6/30/2005(7)  AA+ / Aa1 / NR
----------------------------------------------------------------------------------------------------------------------------------
 GLIMCHER PROPERTIES LP                       43,596   9.1%      8.0%      $9.54 (modified gross)    1/31/2008    BB / Ba3 / NR(8)
----------------------------------------------------------------------------------------------------------------------------------

--------
(3). Credit Ratings are of the parent company whether or not the parent company guarantees the lease.

(4). Expiration date of majority of SBC leased space (239,363 sq. ft. or 92.4% of overall leased space). Lease contains three 5-year renewal options.

(5).   Ratings of parent company, SBC Communications, Inc.

(6). Lease has four 2-year renewal options. State of Ohio leases are by statute limited to a maximum 2-year term.

(7). Department of Human Services has been a tenant in the property since 1996 and has renewed its standard 2-year lease on four occasions.

(8).   Ratings of parent company, Glimcher Realty Trust.




This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $27,475,681
                                                            DSCR:    1.29x
                               CONTINENTAL CENTRE           LTV:     78.5%
--------------------------------------------------------------------------------

CONTINENTAL CENTRE LOAN

THE LOAN. The Continental Centre loan is secured by a first mortgage on the fee simple interest in Continental Centre, a 26-story, multi-tenant office building located in the central business district of Columbus, Ohio. The subject property was acquired by the Borrower in October 2002, and including closing costs and capital invested by the sponsor, the total cost basis in the property is approximately $33.11 million, which implies approximately $5.61 million of cash equity still left in the property.

THE BORROWER. The Borrower, Continental Centre II LLC, is a single-purpose, bankruptcy-remote entity for which a non-consolidation option was obtained. The loan sponsors are John Lucks, Jr. and Franklin Kass, two experienced Columbus-based real estate professionals who are 50%/50% co-owners of Continental Real Estate Companies. Continental Real Estate Companies, a Borrower affiliate, is providing property management services for Continental Centre. The company was established over 45 years ago and is a full-service Columbus-based real estate company. The company is involved in the development, acquisition, management, leasing and sale of office buildings, shopping centers, Class `A' multifamily rental complexes, for-sale single-family condo-communities and industrial build-to-suits. Development projects completed by the company total over 4 million sq. ft. of office and retail space and 3,000 residential units. Mr. Lucks reports net worth of $53.0 million and liquidity of $11.7 million, and Mr. Kass reports net worth of $52.9 million and liquidity of $9.2 million (both as of December 31, 2002).

THE PROPERTY. The collateral for the loan consists of the fee simple interest in an office property located in the central business district of Columbus, Ohio. The building was constructed in 1973 and served as the headquarters for Ohio Bell Telephone Company (rated A+ and Aa3 by S&P and Moody's, respectively, and now owned by SBC Ameritech). The building contains 477,259 sq. ft. of net rentable area, including lobby-floor retail and lower-level storage space. Continental Centre is situated on a prominent 0.83-acre corner parcel, two blocks north of the state capitol and Columbus' Statehouse Square. The site encompasses the entire city block bordered by Gay and Fourth Streets, which are both major downtown traffic arteries providing links to Interstates 670, 71 and 70 and OH-315. These highways form a CBD beltway providing access to other metro Columbus destination points.

Since acquisition, the Borrower has invested $2.3 million in additional capital improvements and TI/LCs, successfully increasing the subject's occupancy rate from approximately 59% to 98%. The renovation included a spacious new lobby, new elevators, an underground 17-car executive parking garage and column-free 20,000 sq. ft. floors. The strategic location has attracted high-profile credit tenants in the past such as Bank One, SBC Ameritech and Nationwide. There is additional parking available at multiple public garages in the subject's immediate vicinity.

SIGNIFICANT TENANTS. Continental Centre is currently 97.9% occupied by three office tenants (which account for over 96% of both NRA and GPR) and three retail tenants which occupy the lobby floor.

SBC Ameritech, occupies 259,086 sq. ft. (54.3% of NRA, 47.6% of GPR). SBC Ameritech has been in occupancy since 1973, with its primary lease (239,363 sq. ft.) at a current weighted average rent of $9.41psf on a net lease basis expiring in December 2010 with three 5-year renewal options. The loan has been structured with a 12-month TI/LC cash flow sweep, which will commence upon an event of default or twelve months prior to the expiration of SBC Ameritech's lease in the event the tenant does not renew its lease with 12-months notice.

SBC Ameritech's parent company, SBC Communications, is a major US telecommunications company (reportedly second only to Verizon) providing a broad range of voice/data transmission services (local and long distance phone, internet/DSL and wireless), with over 57 million active-line accounts in 13 states, including Ohio, California, Texas and Illinois. The company also owns a 60% stake in the cellular company Cingular Wireless (over 24 million subscribers). For the year ending December 31, 2003, SBC Communications generated revenues of $40.8 billion and net income of $8.5 billion. In addition to the subject, SBC Ameritech occupies an adjacent 500,000 sq. ft. office building, which contains a switching station, with a bridge and tunnel providing direct access between the two properties.

Two State of Ohio agencies under separate leases occupy 158,140 sq. ft. (33.1% of NRA, 43.2% of GPR, rated AA+ and Aa1 by S&P and Moody's, respectively). The state's Office of the Attorney General occupies 138,792 sq. ft. at a weighted average

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $27,475,681
                                                            DSCR:    1.29x
                               CONTINENTAL CENTRE           LTV:     78.5%
--------------------------------------------------------------------------------

rent of $13.78 psf on a gross lease basis expiring in June 2005 with four 2-year renewal options and the Department of Human Services occupies 19,348 sq. ft. at a rent of $15.50 psf on a gross lease basis expiring in June 2005. (State of Ohio leases are by statute limited to a maximum 2-year term with the right to terminate on 30-60 days notice). The Attorney General only recently took occupancy in the subject in September 2003, reportedly consolidating 540 employees from five downtown locations and a computer center located outside the Columbus CBD. The Department of Human Services has been a tenant in the property since 1996, renewing its lease four times to date. The subject property is located in close proximity to the State Capitol and the James A. Rhodes State Office Tower where the Attorney General occupies additional office facilities.

The third largest tenant, Glimcher Properties LP, (rated BB and Ba3 by S&P and Moody's, respectively) occupies 43,596 sq. ft. (9.1% of NRA, 8.0% of GPR) under a lease at a weighted average rent of $9.54 psf on a modified gross basis expiring in January 2008 with four 2-year renewal options. The premises serve as the company's corporate headquarters. Glimcher Realty Trust is a major US retail REIT with ownership in 68 malls and shopping centers totaling 26.9 million sq. ft. in 22 states. For the 12 months ending December 31, 2003, the company generated revenues of $316.9 million (up 18% over 2002) with funds from operations of $81.4 million (up 4.7% over 2002).

The first floor lobby also contains a newsstand/convenience store (A&B Stores), a restaurant (Freznos Downtown) and a bank ATM machine (Star Bank).

THE MARKET. The property is located in the heart of the Columbus CBD, encompassing an entire city block in the part of the city known as "Statehouse Square," as it is located just east of the Ohio State Capital Building with five major commuter roads leading to the city. Columbus' beltway, I-670, has recently undergone construction to improve access to the Columbus International Airport on the east side of town.

As part of a city-commissioned development plan, downtown Columbus is currently undergoing several major transformations including (i) accelerated development of multifamily properties, (ii) implementation of a comprehensive urban master plan for the redesign and upgrade of several major downtown streets near the state capitol (including Gay Street on which the subject is located), (iii) expansion of a downtown riverfront park, and (iv) development of the new Nationwide Arena for the NHL Columbus Blue Jackets hockey team and a new soccer stadium. In recent years, the Columbus MSA has enjoyed above average demographic growth compared to the overall average for the State of Ohio, with a 2003 Columbus MSA population of just over 1.5 million, an increase of 18.7% over 1990, and 2002 average household income of $49,726. Greater Columbus enjoys a stable economy based on a diverse mix of government, service, distribution, retail, and manufacturing industries. The local economy is home to fourteen Fortune 1000 companies including Limited Brands, Wendy's International, Borden Chemicals, Nationwide Financial Services and American Electric Power.

According to the appraiser, the subject is located in the Downtown Columbus CBD Office submarket which includes 15.7 million sq. ft. of office space in stabilized office buildings with an average vacancy of 10.8%. The subject occupancy is above the submarket average, as it is currently 97.9% leased with average historical occupancy at the subject remaining stable at over 90% during the last four years. According to the appraiser, there is currently no new office construction in development or in planning.

According to the appraiser, as of year end 2003, rental rates for Class `B' buildings averaged $15.74 psf on a gross basis, compared to rental rates at the subject property, which ranged from $7.03 psf - $15.50 psf. The appraisal determined a market rental rate for the subject's office space of $15.50 psf on a gross basis.

PROPERTY MANAGEMENT. Continental Realty, Ltd., a Borrower affiliate, is providing property management services for Continental Centre. The company was established over 45 years ago and is 100% co-owned by the Borrower sponsors, John Lucks, Jr. and Franklin Kass. Continental Real Estate is a full-service Columbus-based company involved in the development, acquisition, management, leasing and sale of office buildings, shopping centers, Class `A' multifamily rental complexes, for-sale single-family condo-communities and industrial build-to-suits.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. Certain members of the Borrower pledged their ownership interests in the Borrower to secure mezzanine debt, in the form of revolving debt from Cincinnati OH Financial, LLC. The outstanding

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $27,475,681
                                                            DSCR:    1.29x
                               CONTINENTAL CENTRE           LTV:     78.5%
--------------------------------------------------------------------------------

balance of the mezzanine debt is currently $100,000, which amount may be increased, up to $2,250,000, subject to the satisfaction of certain conditions, including, among other things, an aggregate LTV ratio not to exceed 85% (based on a then-current appraisal), an aggregate DSCR of at least 1.15x, rating agency confirmation and an acceptable intercreditor agreement.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. The loan documents permit certain members of the Borrower to pledge their ownership interests in the Borrower to secure mezzanine debt, subject to the satisfaction of certain conditions, including, among other things, an aggregate LTV ratio not to exceed 85% (based on a then-current appraisal), an aggregate DSCR of at least 1.15x, rating agency confirmation and an acceptable intercreditor agreement..

















This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET      TMA BALANCE: $27,475,681
                                                        TMA DSCR:    1.29x
                               CONTINENTAL CENTRE       TMA LTV:     78.5%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]





This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET      TMA BALANCE: $27,010,000
                                                        TMA DSCR:    1.51x
                                 EXTRA SPACE NJ         TMA LTV:     73.7%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


[GRAPHIC OMITTED]


[GRAPHIC OMITTED]


[GRAPHIC OMITTED]






This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET         BALANCE:  $27,010,000
                                                           DSCR:     1.51x
                                 EXTRA SPACE NJ            LTV:      73.7%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
  LOAN SELLER:                  GECC
  LOAN PURPOSE:                 Refinance
  ORIGINAL PRINCIPAL BALANCE:   $27,010,000
  CUT-OFF PRINCIPAL BALANCE:    $27,010,000
  % BY INITIAL UPB:             2.0%
  INTEREST RATE:                4.700%
  PAYMENT DATE:                 1st of each month
  FIRST PAYMENT DATE:           May 1, 2004
  MATURITY DATE:                April 1, 2009
  AMORTIZATION:                 300 Months
  CALL PROTECTION:              Lockout for 24 months from securitization
                                closing date, then defeasance is permitted. On and after February 1, 2009 prepayment can be made without penalty.

  SPONSOR:                      Kenneth M. Woolley
  BORROWER:                     Extra Space of New Jersey, LLC
  INITIAL RESERVES:                    Tax:             $179,631
                                Insurance:              $29,810
                                Engineering:            $24,8894
  MONTHLY RESERVES:                    Tax:             $44,908
                                Insurance:              $7,453
                                Replacement:            $5,222
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
  CUT-OFF DATE BALANCE:      $6,057 / unit     $66.55 / sf
  BALLOON BALANCE:           $5,362 / unit     $58.91 / sf
  LTV:                                              73.7%
  BALLOON LTV:                                      65.2%
  DSCR:                                             1.51x
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
  SINGLE ASSET / PORTFOLIO:       Portfolio
  PROPERTY TYPE:                  Self Storage
  COLLATERAL:                     Fee simple interest in five
                                  self-storage facilities in NJ. No
                                  partial releases permitted
  LOCATION:                       Various, NJ
  YEAR BUILT / RENOVATED:         1978 -- 1986/2002 -- 2003
  NET RENTABLE SQUARE FEET:       405,830
  UNITS:                          4,459
  PROPERTY MANAGEMENT:            Extra Space Management, LLC
  OCCUPANCY (AS OF JANUARY
    2004):                        90.3%
  UNDERWRITTEN NET CASH FLOW:     $2,780,809
  APPRAISED VALUE:                $36,670,000
  APPRAISAL DATE:                 January 2004
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                            NET RENTABLE               AVG RENT /   ALLOCATED
     LOCATION     UNITS    SQUARE FEET    OCCUPANCY   SQ FT. / MO   LOAN AMOUNT
--------------------------------------------------------------------------------
  EGG HARBOR     1,102       91,400          95%       $ 0.99      $ 6,363,959
--------------------------------------------------------------------------------
  EDISON         1,003       92,002          93%       $ 1.15      $ 6,990,044
--------------------------------------------------------------------------------
  WOODBRIDGE       868       74,928          92%       $ 1.00      $ 4,161,617
--------------------------------------------------------------------------------
  OLD BRIDGE       815       80,900          94%       $ 1.16      $ 6,142,989
--------------------------------------------------------------------------------
  HOWELL           671       66,600          74%       $ 0.89      $ 3,351,391
--------------------------------------------------------------------------------
  TOTAL          4,459      405,830          90%       $ 1.04      $27,010,000
--------------------------------------------------------------------------------



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET         BALANCE:  $27,010,000
                                                           DSCR:     1.51x
                                 EXTRA SPACE NJ            LTV:      73.7%
--------------------------------------------------------------------------------

THE EXTRA SPACE NJ LOAN

THE LOAN. The Extra Space NJ Loan is secured by a first mortgage on five Extra Space Storage properties, containing a total of 4,459 self-storage units, located in Egg Harbor Township, Edison, Woodbridge, Old Bridge, and Howell, NJ. The properties were constructed between 1978 and 1986 and were all renovated between 2002 and 2003. The loan has the same sponsorship as the Extra Space Portfolio #1 loan, also in this securitization.

THE BORROWER. The borrower is a single purpose, bankruptcy remote entity. Kenneth M. Woolley, the sponsor of the borrower, is founder and CEO of Extra Space Storage.

Founded in 1979, Extra Space Storage, a joint venture with Prudential Investments, currently owns and manages 89 self-storage properties nationwide with an additional 14 self-storage properties under development, and asset manages 11 additional self-storage properties for a total of 100 properties under management.

Extra Space Storage is a repeat borrower of GECC.

PROPERTIES. Extra Space NJ consists of five self--storage properties in NJ: Egg Harbor Township, Edison, Woodbridge, Old Bridge, and Howell. No partial releases are permitted. The properties are generally located in in-fill locations with barriers of entry. According to the sponsor, the tenant mix is 75% to 80% residential users.

Extra Space Egg Harbor. Extra Space Egg Harbor is located in Egg Harbor Township, NJ, approximately eight miles west of Atlantic City. The property's proximity to Atlantic City and developing single-family communities positively impacts storage demand. Extra Space Egg Harbor has 91,400 net rentable square feet in 13 single-story buildings, containing 1,102 units, and is 95% occupied. The property also has 28 outdoor vehicle storage spaces. The sponsor reports that since 2002, $188,850 has been spent on upgrades and improvements at this property.

According to the appraisal, as of 2003, within a 3-mile radius of the property, the population was 41,533 and reported average household income was $55,337. Monthly rent comparables for a 100 sq. ft. self-storage unit ranged from $89 to $153 with that of Extra Space Edison at $95. Vacancy ranged from 5% to 11% with that of Extra Space Edison at 5%.

Extra Space Edison. Extra Space Edison is located in Edison, NJ, a densely populated region in northeast NJ. The property has 92,002 net rentable square feet in 10 buildings, containing 1003 units, and is 93% occupied. Two of the buildings contain climate-controlled units. The sponsor reports that since 2002 over $124,492 has been spent on upgrades and improvements.

According to the appraisal, as of 2003, within a 3-mile radius of the property, the population was 121,915 and reported average household income was $92,379. Monthly rent comparables for a 100 sq. ft. self-storage unit ranged from $117 to $144 with that of Extra Space Edison at $124. Vacancy ranged from 8% to 38% with that of Extra Space Edison at 7%.

Extra Space Woodbridge. Extra Space Woodbridge is located in Woodbridge, NJ, a densely populated region in northeast NJ. The property has 74,928 net rentable sq. ft. in six buildings, containing 868 units, and is 92% occupied. The sponsor reports that since 2002, $149,557 has been spent on upgrades and improvements.

According to the appraisal, as of 2003, within a 3-mile radius of the property, the population was 138,385 and reported average household income was $72,159. Monthly rent comparables for a 100 sq. ft. self-storage unit ranged from $120 to $131 with that of Extra Space Woodbridge at $100. Vacancy ranged from 0% to 17% with that of Extra Space Woodbridge at 8%.

Extra Space Old Bridge. Extra Space Old Bridge is located in Old Bridge, NJ, in the northeast part of the state. The property has 80,900 net rentable square feet in 13 buildings, containing 815 units, and is 94% occupied. The sponsor reports that since 2002, $159,751 has been spent on upgrades and improvements.

According to the appraisal, as of 2003, within a 3-mile radius of the property, the population was 57,177 and reported average household income was $81,570. Monthly rent comparables for a 100 sq. ft. self-storage unit ranged from $95 to $129 with that of Extra Space Old Bridge at $124. Vacancy ranged from 10% to 40% with that of Extra Space Old Bridge at 6%.

Extra Space Howell. Extra Space Howell is located in Howell, NJ, in the northeast part of the state. The property has 66,600 net rentable sq. ft. in seven buildings, containing 671 units, and is 74.1% occupied. There are no other self-storage facilities within 3 miles of the property. The sponsor reports that since 2002, $60,099 has been spent on upgrades and improvements.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $27,010,000
                                                            DSCR:    1.51x
                                 EXTRA SPACE NJ             LTV:     73.7%
--------------------------------------------------------------------------------

According to the appraisal, as of 2003, within a 3-mile radius of the pro the population was 39,365 and reported average household income was $80,682. Monthly rent comparables for a 100 sq. ft. self-storage unit ranged from $84 to $129 with that of Extra Space Howell at $90. Vacancy ranged from 10% to 50% with that of Extra Space Howell at 26%.

PROPERTY MANAGEMENT. The property is managed by Extra Space Management, LLC which operates 100 facilities in high-density areas including: New York, New Jersey, Massachusetts, Florida, and California. Extra Space Storage is an affiliate of the borrower.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. None




















This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET      TMA BALANCE: $27,010,000
                                                        TMA DSCR:    1.51x
                                 EXTRA SPACE NJ         TMA LTV:     73.7%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]





This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                           $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET      TMA BALANCE: $27,000,000
                                                        TMA DSCR:    2.62x
                                LAKE GROVE PLAZA        TMA LTV:     61.4%
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]


[GRAPHIC OMITTED]


[GRAPHIC OMITTED]


[GRAPHIC OMITTED]






This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET         BALANCE:  $27,000,000
                                                           DSCR:     2.62x
                                LAKE GROVE PLAZA           LTV:      61.4%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
  LOAN SELLER:                  GECC
  LOAN PURPOSE:                 Acquisition
  SHADOW RATING
    (MOODY'S, FITCH, DBRS):     Baa3 / BBB / BBB(low)
  ORIGINAL PRINCIPAL BALANCE:   $27,000,000
  CUT-OFF PRINCIPAL BALANCE:    $27,000,000
  % BY INITIAL UPB:             2.0%
  INTEREST RATE:                4.750%
  PAYMENT DATE:                 1st of each month
  FIRST PAYMENT DATE:           May 1, 2004
  MATURITY DATE:                April 1, 2014
  AMORTIZATION:                 Interest Only
  CALL PROTECTION:              Lockout for 24 months from securitization
                                closing date, then defeasance is
                                permitted. On and after October 1, 2013,
                                prepayment can be made without
                                penalty.
  SPONSORS:                     JP Morgan US Real Estate Income and
                                Growth Fund and New Plan Excel Realty
                                Trust, Inc.
  BORROWER:                     NP/I&G Lake Grove, LLC
  ADDITIONAL FINANCING:         Future mezzanine debt secured by
                                partnership interest permitted up to the
                                lesser of 75% of appraised value on an
                                aggregate basis or 1.20x DSCR based
                                on actual NOI and the greater of a 7.75%
                                constant or the actual blended constant,
                                provided at least 20% cash equity is in
                                place
  LOCKBOX:                      Springing Hard(1)
  INITIAL RESERVES:             DSW and Petco TI/LC       $1,040,000
  MONTHLY RESERVES:             Tax(1):                   Springing
                                Insurance(1):             Springing
                                TI/LC(1):                 Springing
                                Replacement(1):           Springing
                                Shop & Stop TI/LC(2):     Springing
--------------------------------------------------------------------------------

(1). Lockbox and specified reserves triggered when DSCR falls below 1.15x for two consecutive quarters.

(2). If Stop & Shop does not exercise right to renew on or prior to December 31, 2011, an escrow is required to be established by the Borrower with the Lender for tenant improvements and leasing commissions for such space. $82,000 would be required to be collected monthly until $984,000 is collected. Borrower may elect to post a LOC in the amount of $984,000 in lieu of the monthly collections. The escrow or LOC may be released if Stop & Shop renews or certain replacement tenant's leases are executed.


--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
  LOAN BALANCE / SQ.FT.:       $ 107.47
  BALLOON BALANCE / SQ.FT.:    $ 107.47
  LTV:                         61.4%
  BALLOON LTV:                 61.4%
  DSCR:                        2.62x
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
  SINGLE ASSET / PORTFOLIO:     Single Asset
  PROPERTY TYPE:                Retail
  COLLATERAL:                   Fee simple interest in a grocery
                                anchored community shopping
                                center.
  LOCATION:                     Lake Grove, NY
  YEAR BUILT / RENOVATED:       1986 / 2003
  TOTAL AREA:                   251,236 sq.ft.
  PROPERTY MANAGEMENT:          New Plan Lake Grove Management
                                Company, LLC
  OCCUPANCY (AS OF 2/28/2004)   100%
  UNDERWRITTEN NET CASH FLOW:   $3,402,926
  APPRAISED VALUE:              $44,000,000
  APPRAISAL DATE:               February 11, 2004
--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
          TENANTS           NSRF      % NRSF      RENT PSF      LEASE EXPIRATION       RATING (S/M/F)(3)    2002 SALES PSF
----------------------------------------------------------------------------------------------------------------------------
 STOP & SHOP              65,895       26.2%       $ 19.00           12/31/2012          BB / B1 / BB-            $265
----------------------------------------------------------------------------------------------------------------------------
 DSW SHOE WAREHOUSE       35,709       14.2%       $ 12.00           01/31/2019           NR / NR / NR              --
----------------------------------------------------------------------------------------------------------------------------
 BALLY TOTAL FITNESS      33,752       13.4%       $  4.81           12/31/2010           B+ / B2 / B               --
----------------------------------------------------------------------------------------------------------------------------
 STAPLES                  23,472        9.3%       $ 16.93           10/31/2013        BBB- / Baa2 / BBB            --
----------------------------------------------------------------------------------------------------------------------------
 MICHAEL'S CRAFTS         22,023        8.8%       $ 17.00           04/30/2008          BB+ / Ba1 / NR            270
----------------------------------------------------------------------------------------------------------------------------


(3). Credit Ratings are of the parent company whether or not the parent company guarantees the lease.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $27,000,000
                                                            DSCR:    2.62x
                                LAKE GROVE PLAZA            LTV:     61.4%
--------------------------------------------------------------------------------

THE LAKE GROVE PLAZA LOAN

THE LOAN. The Lake Grove Plaza Loan is secured by a first mortgage on Lake Grove Plaza, a 251,236 sq. ft. grocery anchored community shopping center, constructed in 1986, renovated in 2003, and located in Lake Grove, NY in Suffolk County, Long Island.

THE BORROWER. The borrower is a single purpose entity who sponsors are JP Morgan US Real Estate Income and Growth Fund and New Plan Excel Realty Trust ("NXL").

JP Morgan US Real Estate Income and Growth Fund is a privately placed real estate investment vehicle for which the Real Estate Investment Group of JP Morgan Investment Management ("JPMIM") acts as investment advisor. JPMIM is a leading global investment manager that delivers financial expertise to governments, corporations, endowments, foundations, and individuals worldwide providing the full spectrum of United States, non-United States and global management products.

NXL is a major publicly traded retail REIT with a total market capitalization of $4.7 billion. As of December 31, 2003, NXL operated 400 retail properties located across 35 states totaling 55.7 million sq. ft. The portfolio consisted 96% of neighborhood, community and power shopping centers (374 properties), with the balance comprised of single-tenant retail (16 properties) and enclosed malls/specialty retail (4 properties). NXL 2003 annual revenues were $480 million versus $388 million in 2002.

THE PROPERTY. Lake Grove Plaza is located in Lake Grove, NY in Suffolk County, Long Island, across the street from Smith Haven Mall, a 1.4 million sq. ft. regional mall anchored by Macy's, Sears, JC Penny, and H&M. The property can be accessed from Middle County Road, a major east/west thoroughfare.

SIGNIFICANT TENANTS. Lake Grove Plaza is 100% occupied by 12 tenants. There are five anchor tenants, Stop & Shop, DSW Shoe Warehouse, Bally Total Fitness, Staples, and Michael's Crafts, which occupy 72% of the GLA and represent 66% of the property's rental income. In 2002 Stop & Shop reported $265 psf in sales and Michael's reported $270 psf in sales.

Stop & Shop occupies 65,894 sq. ft. (26.2% of total space) under a lease with a rent of $19.00 psf that commenced in 1992 and expires on December 31, 2012. Established in 1946, Stop & Shop is a regional grocery chain with more than 340 stores located throughout New England, New York and New Jersey. Stop & Shop is wholly owned by Koninklijke Ahold NV (NYSE: AHO; rated BB/B1/BB- by S/M/F), a Netherlands based company that is one of the world's largest food retailers. Koninklijke Ahold's 2002 annual sales were $65.5 billion versus $59.0 billion in 2001.

DSW Shoe Warehouse occupies 35,709 sq. ft. (14.2% of total space) under a lease with a rent of $12.00 psf that commenced in 2003 and expires on January 31, 2019. DSW is the country's fastest growing retailer of brand name and designer shoes with 146 stores in the US and new locations opening monthly. DSW Shoes Warehouse is operated by Retail Ventures, Inc (NYSE: RVI), which also operates 21 Filene's Basement Stores and 116 Value City Department Stores. Through the company's third quarter, which ended November 1, 2003, sales were $1.9 billion versus $1.8 billion over the same period the previous year.

Bally Total Fitness (NYSE: BFT; rated B+/B2/B by S/M/F) occupies 33,572 sq. ft. (13.4% of total space) under a lease with a rent of $4.81 psf that commenced in 1991 and expires on December 31, 2010. Bally Total Fitness is the largest and only nationwide, commercial operator of fitness centers, with approximately four million members and nearly 420 facilities located in 29 states, Canada, Asia and the Caribbean. Through the company's third quarter, which ended September 30, 2003, sales were $747 million versus $732 million over the same period the previous year.

Staples (Nasdaq: SPLS; rated BBB-/Baa2/BBB by S/M/F) occupies 23,472 sq. ft. (9.3% of total space) under a lease with a rent of $16.93 psf that commenced in 2003 and expires on October 31, 2013. Since its launch date in 1986, Staples has grown into a $13.2 billion retailer of office supplies, business services, furniture and technology to consumer and business from home-based business to Fortune 500 companies in North America and throughout Europe. Worldwide, Staples has 1,488 office superstores and operates in the US, Canada, and Europe. Through the company's third quarter, which ended November 1, 2003, sales were $9.5 billion vs. $8.3 billion over the same period the previous year.

Michael's Crafts (NYSE: MIK; BB+/Ba1 by S/M) occupies 22,023 sq. ft. (8.8% of total space) under a lease with a rent of $17.00 psf that commenced in 1996 and expires on April 30, 2008. Michael's Stores, Inc. owns and operates a chain of retail specialty

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $27,000,000
                                                            DSCR:    2.62x
                                LAKE GROVE PLAZA            LTV:     61.4%
--------------------------------------------------------------------------------

stores featuring a variety of home decorations and art and crafts items. The company operates 812 Michaels and 158 Aaron Brothers stores in the United States and Canada. Through the company's third quarter, which ended November 1, 2003, sales were $2.0 billion versus $1.9 billion over the same period the previous year.

THE MARKET. According to the appraisal, within a 3-mile radius of Lake Grove Plaza the population was 94,260 and reported household income was $87,570 in 2002.

The appraiser reported the average occupancy rate for comparable properties as 97%. Vacancy for the Long Island retail market is approximately 2.7%.

Rent comparables in the Suffolk County sub-market are approximately $24.54 psf for in-line space and $20.39 psf for anchor space. For Lake Grove Plaza the average in-line rent is $25.60 and the average anchor rent, not including Bally Total Fitness which is a ground leased out-parcel, is $16.30.

PROPERTY MANAGEMENT. The property is managed by an affiliate of New Plan Excel Realty Trust, Inc., a publicly traded retail REIT, and a borrower in the property.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Future mezzanine debt secured by membership interests permitted up to 75% of appraised value on an aggregate basis, provided that the borrower has at least 20% cash equity in place, and aggregate DSCR is not less than 1.20x based on the greater of an actual blended or 7.75% mortgage constant, and subject to reasonable approval by lender of the mezzanine lender and the mezzanine loan documents

















This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $960,993,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C2


--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET      TMA BALANCE: $27,000,000
                                                        TMA DSCR:    2.62x
                                LAKE GROVE PLAZA        TMA LTV:     61.4%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]








This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.